UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Stanley Black & Decker, Inc.

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April 26, 2010

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of shareholders of Stanley Black & Decker, Inc. (“Stanley Black & Decker” or the “Company”) to be held at 9:30 a.m. on May 20, 2010, at the Stanley Center for Learning and Innovation, 1000 Stanley Drive, New Britain, Connecticut 06053 (see directions, on page 53 hereof).

This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business to be conducted at the Annual Meeting and provides other important information about the Company that you should be aware of when you vote your shares.

The Board appreciates and encourages your participation. Whether or not you plan to attend the meeting, it is important that your shares be represented. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED OR REGISTER YOUR VOTE BY TELEPHONE OR ON THE INTERNET AT YOUR EARLIEST CONVENIENCE.

Very truly yours,

Nolan D. Archibald
Executive Chairman

John F. Lundgren
President and Chief Executive Officer

STANLEY BLACK & DECKER, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 26, 2010

To the Shareholders:

The Annual Meeting of shareholders of Stanley Black & Decker, Inc. will be held at the Stanley Center for Learning and Innovation, 1000 Stanley Drive, New Britain, Connecticut 06053 on May 20, 2010, at 9:30 a.m. for the following purposes:

(1)	To elect nine directors to the Board of Directors of Stanley Black & Decker, Inc;

(2)	To approve Ernst & Young LLP as independent auditors for the year 2010; and

(3)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on April 15, 2010 are entitled to vote at the meeting and any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2010: This Proxy Statement together with the Form of Proxy and our Annual Report are available free of charge by clicking on “SEC Filings” under the Investor section of the Company’s website (www.stanleyblackanddecker.com).

Bruce H. Beatt
Secretary

STANLEY BLACK & DECKER, INC.

1000 Stanley Drive

New Britain, Connecticut 06053

Telephone: 860-225-5111

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS MAY 20, 2010

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Stanley Black & Decker, Inc., a Connecticut corporation, to be voted at the 2010 Annual Meeting of shareholders, and any adjournment or postponement thereof (the “Annual Meeting”), to be held on the date, at the time and place, and for the purposes set forth in the foregoing notice. No business may be transacted at the Annual Meeting other than the business specified in the notice of the Annual Meeting, business properly brought before the Annual Meeting at the direction of the Board of Directors, and business properly brought before the Annual Meeting by a shareholder who has given notice to the Company’s Secretary that was received after November 20, 2009 and before December 20, 2009. No such notice has been received. Management does not know of any matters to be presented at the Annual Meeting other than the matters described in this proxy statement. If, however, other business is properly presented at the Annual Meeting, the proxy holders named in the accompanying proxy will vote the proxy in accordance with their best judgment.

On March 12, 2010, a wholly owned subsidiary of The Stanley Works was merged with and into The Black & Decker Corporation, with the result that The Black and Decker Corporation became a wholly owned subsidiary of The Stanley Works (the “Black & Decker Merger”). In connection with the Black & Decker Merger, The Stanley Works changed its name to Stanley Black & Decker, Inc. on March 12, 2010. Throughout this Proxy Statement, references to the “Company” refer to Stanley Black & Decker, Inc., formerly known as The Stanley Works. The Black & Decker Corporation continues to exist as a wholly owned subsidiary of the Company; references to “Black & Decker” in this proxy statement refer to The Black & Decker Corporation as it existed prior to completion of the transaction.

This Proxy Statement, the accompanying notice of the Annual Meeting and the enclosed proxy card are first being mailed to shareholders on or about April 26, 2010.

ITEM 1—ELECTION OF DIRECTORS

At the 2010 Annual Meeting, the shareholders will elect nine directors to the Board of Directors. The nominations to the Board of Directors are set forth below. Those elected as directors will serve until the Annual Meeting of shareholders indicated and until the particular director’s successor has been elected and qualified.

The Board of Directors unanimously recommends a vote FOR the nominees.    If for any reason any nominee should not be a candidate for election at the time of the meeting, the proxies may be voted, at the discretion of those named as proxies, for a substitute nominee.

Information Concerning Nominees for Election as Directors

NOLAN D. ARCHIBALD served as President and Chief Executive Officer of The Black & Decker Corporation from 1986 through March 12, 2010 and as Chairman of the Board of The Black & Decker Corporation from 1987 through March 12, 2010. He was appointed to the Company’s Board of Directors, and elected Executive Chairman of the Board, on March 12, 2010, when the Black & Decker Merger was completed.

Prior to his tenure with The Black & Decker Corporation, Mr. Archibald served in various executive positions with Conroy, Inc. In 1977, he became vice president of marketing for the Airstream Division of Beatrice Companies, Inc. His subsequent positions at Beatrice included president of Del Mar Window Coverings, president of Stiffel Lamp Company, and president of the Home Products Division. In 1983, he was elected a senior vice president of Beatrice and president of the Consumer and Commercial Products Group. Mr. Archibald left Beatrice and was elected president and chief operating officer of The Black & Decker Corporation in 1985.

Mr. Archibald, who is 66, also serves as a director of Brunswick Corporation, Lockheed Martin Corporation, and Huntsman Corporation.

As the former President and Chief Executive Officer of The Black & Decker Corporation, the Board believes that Mr. Archibald’s experience with, and knowledge of, the Black & Decker business will be invaluable to the Company, especially as the Company works to integrate the Stanley and Black & Decker businesses. In addition, Mr. Archibald’s leadership of the Board will provide necessary continuity of leadership for the legacy Black & Decker business.

If elected, Mr. Archibald’s term will expire at the 2013 Annual Meeting.

JOHN G. BREEN, retired, was elected the Lead Independent Director of the Board when the Company completed the Black & Decker Merger on March 12, 2010. He has been a director of the Company since July 2000. Mr. Breen was the Chief Executive Officer of The Sherwin-Williams Company from 1979 to 1999; he also served as Chairman of the board of that company from April 1980 to April 2000. Mr. Breen is a director of MTD Holdings Inc. and a Trustee of John Carroll University and of University Hospitals Health Systems and within the past five years has served on the boards of MeadWestvaco Corporation, Goodyear Tire & Rubber Company, Armada Funds and Allegiant Advantage Funds.

Mr. Breen is 75 years old and is Chair of the Compensation and Organization Committee and a member of the Audit Committee and the Executive Committee.

Due to Mr. Breen’s long tenure on the Company’s Board, he has in-depth knowledge of the Company that makes him a valuable asset to the Board. As a former Chief Executive Officer of The Sherwin Williams Company, Mr. Breen’s extensive experience with a retail business and his familiarity with operations and the distribution channels into which the Company sells products is of great value to the Company.

If elected, Mr. Breen’s term will expire at the 2013 Annual Meeting.

GEORGE W. BUCKLEY, Chairman, President, and Chief Executive Officer of 3M Company, was elected a director of Black & Decker in 2006 and was appointed to the Company’s Board of Directors on March 12, 2010, when the Black & Decker Merger was completed.

From 1993 to 1997, Mr. Buckley served as the chief technology officer for the Motors, Drives, and Appliance Component of Emerson Electric Company. Later, he served as President of its U.S. Electric Motors Division. In 1997, he joined the Brunswick Corporation as a vice president, became senior vice president in 1999, and became executive vice president in 2000. Mr. Buckley was elected president and chief operating officer of Brunswick in April 2000 and chairman and chief executive officer in June 2000. In December 2005, he was elected chairman, president, and chief executive officer of the 3M Company.

Mr. Buckley, who is 63, also serves as a director of the 3M Company and Archer-Daniels-Midland Company and within the past five years has served on the boards of Ingersoll-Rand plc and Tyco Corporation.

As the Chairman, President, and Chief Executive Officer of 3M Company, Mr. Buckley provides the Board with the expertise and knowledge of managing a large, multi-national corporation. This knowledge, combined with his prior experience as the chief executive officer of Brunswick Corporation, provides a valuable resource to the Board and management.

If elected, Mr. Buckley’s term will expire at the 2011 Annual Meeting.

VIRGIS W. COLBERT has been a director of the Company since July 2003. Mr. Colbert served as Executive Vice President of Worldwide Operations from 1997 to 2005 and Senior Vice President of Operations from 1995 to 1997 for Miller Brewing Company. Mr. Colbert continues to serve as a Senior Advisor to MillerCoors Company (formerly Miller Brewing Company). In addition, he is currently a director of The Manitowoc Company, Inc., Sara Lee Corporation, Bank of America and Lorillard, Inc., and within the past five years has served on the boards of Merrill Lynch & Co. Inc. and Delphi Corporation.

Mr. Colbert is 70 years old and is Chair of the Corporate Governance Committee and a member of the Compensation and Organization Committee and the Executive Committee.

Mr. Colbert provides the Board and management broad experience in management and oversight of consumer businesses through his professional service with Miller Brewing Company and his public company directorships. He brings significant expertise in domestic and international operations, logistics management, change management, strategic planning risk management and manufacturing, which is important to our large and diversified global company.

If elected, Mr. Colbert’s term will expire at the 2013 Annual Meeting.

MANUEL A. FERNANDEZ, Chairman Emeritus, Gartner, Inc., was elected a director of Black & Decker in 1999 and was appointed to the Company’s Board of Directors on March 12, 2010, when the Black & Decker Merger was completed.

Mr. Fernandez held various positions with ITT, Harris Corporation, and Fairchild Semiconductor Corporation before becoming president and chief executive officer of Zilog Incorporated in 1979. In 1982, he founded Gavilan Computer Corporation and served as president and chief executive officer and, in 1984, became president and chief executive officer of Dataquest, Inc., an information technology service company. From 1991, he served as president, chairman of the board, and chief executive officer of Gartner, Inc., and was elected chairman emeritus in 2001. Since 1998, he also has been the managing director of SI Ventures, a venture capital firm.

Mr. Fernandez, who is 63, also serves as non-executive chairman of SYSCO Corporation, as lead director of Brunswick Corporation, and as a director of Flowers Foods, Inc.

Mr. Fernandez provides the Board and management broad expertise and insight into finance, management, and technology issues as a result of his prior experience as the chief executive officer of Gartner, Inc. and his current role as a managing director of SI Ventures. Mr. Fernandez also has acquired particular knowledge of corporate governance issues as the most recent Chairman of the Corporate Governance Committee of The Black & Decker Corporation, and a member of the Corporate Governance/Nominating Committee of Flowers Foods, Inc.

If elected, Mr. Fernandez’s term will expire at the 2011 Annual Meeting.

BENJAMIN H. GRISWOLD, IV, Chairman, Brown Advisory, was elected a director of Black & Decker in 2001 and was appointed to the Company’s Board of Directors on March 12, 2010, when the Black & Decker Merger was completed.

Mr. Griswold joined Alex. Brown & Sons in 1967, became a partner of the firm in 1972, was elected vice chairman of the board and director in 1984, and became chairman of the board in 1987. Upon the acquisition of Alex. Brown by Bankers Trust New York Corporation in 1997, he became senior chairman of BT Alex. Brown, and upon the acquisition of Bankers Trust by Deutsche Bank in 1999, he became senior chairman of Deutsche Banc Alex. Brown, the predecessor of Deutsche Bank Securities Inc. Mr. Griswold retired from Deutsche Bank Securities Inc. in February 2005 and was appointed chairman of Brown Advisory, an asset management and strategic advisory firm, in March 2005.

Mr. Griswold, who is 69, also serves as a director of Baltimore Life Insurance Company, Flowers Foods, Inc., and W.P. Carey & Co., LLC. He also serves on the Deutsche Bank Americas Client Advisory Board. In the non-profit sector, he is a trustee of the Johns Hopkins University and the Peabody Institute and chairs the Baltimore Symphony Orchestra’s Endowment Board.

Mr. Griswold brings to the Board substantial experience with finance and investment banking matters after spending more than 30 years in the financial services industry, including a number of years in various leadership positions. Combined with his long tenure as a director of The Black & Decker Corporation, Mr. Griswold is an important resource for the Board and management.

If elected, Mr. Griswold’s term will expire at the 2012 Annual Meeting.

ANTHONY LUISO, Retired President—Campofrio Spain, Campofrio Alimentacion, S.A., was elected a director of Black & Decker in 1988 has been nominated for election to the Company’s Board of Directors on the recommendation of the Corporate Governance Committee.

Mr. Luiso was employed by Arthur Andersen & Co. and, in 1971, joined Beatrice Companies, Inc. He held various positions at Beatrice, including president and chief operating officer of the International Food Division and president and chief operating officer of Beatrice U.S. Food. Mr. Luiso left Beatrice in 1986 to become group vice president and chief operating officer of the Foodservice Group of International Multifoods Corporation and served as chairman of the board, president, and chief executive officer of that corporation until 1996. He served as executive vice president of Tri Valley Growers during 1998. In 1999, he joined Campofrio Alimentacion, S.A., the leading processed meat-products company in Spain, as president-international and subsequently served as president of Campofrio Spain through 2001.

Mr. Luiso is 66.

Based on Mr. Luiso’s service as a director of The Black & Decker Corporation for over 20 years, he has extensive knowledge of the Black & Decker business. This knowledge,

together with his prior management experience, is of great value to the Board and management, particularly during the integration of the two companies.

If elected, Mr. Luiso’s term will expire at the 2013 Annual Meeting.

JOHN F. LUNDGREN, President and Chief Executive Officer of the Company. Mr. Lundgren had been Chairman and Chief Executive Officer of the Company since March 2004. In connection with the Black & Decker Merger, Mr. Lundgren relinquished his position as Chairman of the Board on March 12, 2010, and remained with the Company as a director and its President and Chief Executive Officer. Before he joined the Company, Mr. Lundgren served as President—European Consumer Products, of Georgia Pacific Corporation from 2000 – 2004. Formerly, he had held the same position with James River Corporation from 1995-1997 and Fort James Corporation from 1997-2000 until its acquisition by Georgia-Pacific. Mr Lundgren also serves on the board of Callaway Golf Company.

Mr. Lundgren is 58 years old and is Chair of the Executive Committee.

As the Chief Executive Officer of the Company, Mr. Lundgren provides the Board with not only the knowledge of the daily workings of the Company, but also with the essential experience and expertise that can be provided only by a person who is intimately involved in running the Company. Mr. Lundgren’s service on the Board and as Chief Executive Officer of the Company will provide necessary continuity of leadership for the Company’s legacy Stanley business.

If elected, Mr. Lundgren’s term will expire at the 2013 Annual Meeting.

ROBERT L. RYAN, Retired Senior Vice President and Chief Financial Officer, Medtronic Inc., was elected a director of Black & Decker in 2005 and was appointed to the Company’s Board of Directors on March 12, 2010, when the Black & Decker Merger was completed.

Mr. Ryan was a management consultant for McKinsey and Company and a vice president for Citicorp. He joined Union Texas Petroleum Corporation as treasurer in 1982, became controller in 1983, and was promoted to senior vice president and chief financial officer in 1984. In April 1993, Mr. Ryan was named the senior vice president and chief financial officer of Medtronic, Inc. He retired from Medtronic in 2005.

Mr. Ryan, who is 66, also serves as a director of The Hewlett-Packard Company, Citigroup Inc. and General Mills, Inc. and is a trustee of Cornell University and within the past five years has served on the board of UnitedHealth Group, Inc.

As the former chief financial officer of United Texas Petroleum Corporation and Medtronic, Inc., Mr. Ryan has extensive experience in finance matters and is a financial expert. Mr. Ryan also has served on a number of boards of public companies, and the experience gained by serving on those boards will make him a valuable resource for the Company.

If elected, Mr. Ryan’s term will expire at the 2012 Annual Meeting.

Information Concerning Directors Continuing in Office

PATRICK D. CAMPBELL, Senior Vice President and Chief Financial Officer of 3M Company since 2002, has been a director of the Company since October 2008. Prior to his tenure with 3M, Mr. Campbell was Vice President of Finance in Europe for General Motors Corporation where he served in various finance related positions during his 25 year career with that company.

Mr. Campbell is 57 years old and is a member of the Audit Committee and the Finance and Pension Committee.

As the Senior Vice President and Chief Financial Officer of 3M Company, Mr. Campbell has expert knowledge in finance. Before he joined 3M Company, Mr. Campbell worked at General Motors in various capacities, including the role of Chief Financial Officer and Vice President of General Motors International Operations, based in Switzerland, for six years. This experience gives Mr. Campbell a perspective that he is able to use to help the Board understand the issues management confronts on a daily basis and to serve as a resource for management.

Mr. Campbell’s term will expire at the 2012 Annual Meeting.

CARLOS M. CARDOSO, Chairman of the Board, President and Chief Executive Officer of Kennametal, Inc., has been a director of the Company since October 2007. Mr. Cardoso joined Kennametal in 2003 and served as Vice President and Chief Operating Officer prior to assuming his current position in 2005. Prior to his tenure with Kennametal, Mr. Cardoso was President of the Pump Division of Flowserve Corporation from 2001 to 2003.

Mr. Cardoso is 52 years old and is a member of the Corporate Governance Committee and the Compensation and Organization Committee.

As the Chairman of the Board, President and Chief Executive Officer of Kennametal, Inc., Mr. Cardoso faces the challenge of managing a complex company on a daily basis. This experience, combined with the skills Mr. Cardoso has acquired in his leadership roles at Kennametal, Inc. and Flowserve Corporation, make him a valuable resource for the Board and management.

Mr. Cardoso’s term will expire at the 2011 Annual Meeting.

ROBERT B. COUTTS, retired, has been a director of the Company since July 2007. Mr. Coutts served as Executive Vice President, Electronic Systems of Lockheed Martin from 1998 through 2008. Prior to his tenure with Lockheed Martin, Mr. Coutts held senior management positions over a 20-year period with the General Electric Company and Martin Marietta Company. In addition, he is a director of Hovnanian Enterprises, Inc. and of Pall Corporation.

Mr. Coutts is 60 years old and is a member of the Corporate Governance Committee and the Finance and Pension Committee.

Mr. Coutts’ long experience in senior management of Lockheed Martin, General Electric Company and Martin Marietta Company has led to him develop expertise in manufacturing and government contracting that is of value to the Board as the Company seeks to expand its sales to the U.S. government and continue to improve its manufacturing operations.

Mr. Coutts’ term will expire at the 2011 Annual Meeting.

EILEEN S. KRAUS, retired, has been a director of the Company since October 1993. She served as Chairman, Fleet Bank, Connecticut, a subsidiary of Fleet Boston Financial, from 1995 to 2000. She had been President, Shawmut Bank Connecticut, N.A., and Vice Chairman of Shawmut National Corporation from 1992 to 1995; Vice Chairman, Connecticut National Bank and Shawmut Bank, N.A. from 1990 to 1992; and Executive Vice President of those institutions from 1987 to 1990. She is the lead director of Kaman Corporation, a director of Rogers Corporation, chairman of the audit committee of the board of Ironwood Mezzanine Funds I and II and chairman of the advisory committee of Ironwood Mezzanine Funds I. Within the past five years, Mrs. Kraus also has served on the boards of Connecticare Holding Company, Inc. and Connecticare, Inc.

Mrs. Kraus is 71 years old and is Chair of the Audit Committee and a member of the Corporate Governance Committee and the Executive Committee.

Due to Mrs. Kraus’ long tenure with the Board, she has in-depth knowledge of the Company. Mrs. Kraus also has broad general management experience and financial expertise from her years in senior management at Connecticut National Bank, Shawmut Bank, N.A., and Fleet Bank Connecticut, and is a financial expert. Mrs. Kraus’ knowledge of the Company and her management experience and financial expertise make her a valuable resource for the Board and management.

Mrs. Kraus’ term will expire at the 2012 Annual Meeting.

MARIANNE M. PARRS, retired, has been a director of the Company since April 2008. She has held a number of executive and management positions at International Paper Company since 1974, including Executive Vice President with responsibility for Information Technology, Global Sourcing, Global Supply Chain—Delivery from 1999 to 2005 and Executive Vice President and Chief Financial Officer from November 2005 until the end of 2007. Ms. Parrs also serves on the boards of CIT Group Inc., Signet Jewelers Limited, the Rise Foundation in Memphis, Tennessee, and the Leadership Academy in Memphis, Tennessee.

Ms. Parrs is 66 years old and is a member of the Audit Committee and the Finance and Pension Committee.

As the former Executive Vice President and Chief Financial Officer of International Paper Company, Ms. Parrs brings expert knowledge in finance to the Board. Ms. Parrs also brings experience in supply chain management and communication matters through an earlier role at International Paper. This experience makes Ms. Parrs a valuable resource for the Board and management.

Ms. Parrs’ term will expire at the 2011 Annual Meeting.

LAWRENCE A. ZIMMERMAN, Vice Chairman and Chief Financial Officer of Xerox Corporation, has been a director of the Company since July 2005. Mr. Zimmerman has held his current position at Xerox since June 2002. Prior to joining Xerox, Mr. Zimmerman held senior executive finance positions over a 31-year period with IBM. He is a director of Brunswick Corporation.

Mr. Zimmerman is 67 years old and is Chair of the Finance and Pension Committee and a member of the Compensation and Organization Committee and the Executive Committee.

As the Executive Vice President and Chief Financial Officer of Xerox Corporation, Mr. Zimmerman has expert knowledge in finance. In addition, Mr. Zimmerman’s current employment affords him insights into the challenges that face management of the Company, which he is able to use to help the Board understand the issues management confronts on a daily basis and also to serve as a resource for management.

Mr. Zimmerman’s term will expire at the 2012 Annual Meeting.

Board of Directors

Qualifications of Directors and Nominees.    On November 2, 2009, the Company entered into an agreement (the “Merger Agreement”) pursuant to which a wholly owned subsidiary of the Company would merge with and into The Black & Decker Corporation, a global manufacturer and marketer of power tools and accessories, hardware and home improvement products, and technology-based fastening systems with reported 2009 revenues of $4.8 billion and approximately 22,000 employees worldwide. The Black & Decker Merger was completed on March 12, 2010. The negotiations between the Company and Black & Decker relating to the Black & Decker Merger included extensive discussions regarding the composition of the Board of Directors of the Company upon completion of the transaction. The Company’s Board of Directors believed that, because the Company’s shareholders would continue to hold a majority of the shares in the Company following completion of the transaction and for various other reasons, it was important that the persons who served as directors of the Company prior to the Black & Decker Merger continue to comprise a majority of the Board of Directors of the Company following completion of the transaction. The Company’s Board also recognized the value that the board members of Black & Decker would bring to the Company after completion of the transaction, as their knowledge and experience with Black & Decker would facilitate the Board’s oversight of the integration of the two companies. As a result, the Company agreed that, upon completion of the Black & Decker Merger, six members of the Black & Decker board, including Nolan D. Archibald, who was Chairman and Chief Executive Officer of Black & Decker prior to completion of the transaction, would be appointed to the Company’s Board and nominated for election at the first Annual Meeting following completion of the transaction. Under the Merger Agreement, the other five directors of Black & Decker who would become directors of the Company were to be designated by Black & Decker, subject to approval by the Company’s Board of Directors or the Corporate Governance Committee. Prior to completion of the Black & Decker Merger, Black & Decker designated those directors and, after a review of the qualifications of those members, the Corporate Governance Committee recommended that those members be appointed, and those members were appointed, to the Company’s Board. Following his appointment to the Board on March 12, Mr. Burns determined that, due to other demands on his time, he would not stand for election at the Company’s Annual Meeting. In light of this development, the Corporate Governance Committee recommended that Mr. Luiso, another former director of Black & Decker, be nominated for election.

The Company carefully considered the qualifications, skills and experience of each director when concluding that the director should serve on the Board. With respect to each individual director, the Company believes that the director is appropriate to serve on the Board due to the qualifications and experience described above.

Board Leadership Structure.    The negotiations between the Company and Black & Decker relating to the Black & Decker Merger also included extensive discussions regarding the Board leadership structure. The Company and Black & Decker agreed that, upon completion of the Black & Decker Merger, the roles of Chairman and Chief Executive Officer would be separated and a Lead Independent Director position would be created. The Company and Black & Decker further agreed that, upon completion of the Black & Decker Merger, John F. Lundgren, who was the Company’s Chairman and Chief Executive Officer prior to the transaction, would resign as Chairman and, Nolan D. Archibald, who was Black & Decker’s Chairman, President and Chief Executive Officer prior to the transaction, would be appointed Executive Chairman. The Company and Black & Decker further agreed that a Board member who was an independent director of the Company prior to completion of the Black & Decker Merger would be appointed the Lead Independent Director. Consistent with this Agreement, John G. Breen was appointed Lead Independent Director on March 12, 2010. Also on March 12,

2010, the Board amended the Company’s By-Laws and Corporate Governance Guidelines to, among other things, define the duties of the Chairman and the Lead Independent Director. Under the terms of the Company’s By-Laws and Corporate Governance Guidelines as amended, the Chairman shall preside at all meetings of the Board at which he is present and, jointly with the Chief Executive Officer and the Lead Independent Director, establish a schedule of agenda subjects to be discussed during the year at the beginning of each year and establish the agenda for each Board meeting. The Lead Independent Director shall preside at executive sessions of the Board and at any meeting of the Board at which neither the Chairman nor the Chief Executive Officer is present, participate in the establishment of agendas as described in the preceding sentence, and ensure that the views, opinions and suggestions of the other independent directors are adequately brought to the attention of the Chairman and the Chief Executive Officer and, together with the Chairman and Chief Executive Officer, ensure that such views, opinions and suggestions are adequately addressed with the Board.

One of the Company’s primary objectives over the next several years will be to properly integrate the legacy Stanley businesses and the legacy Black & Decker businesses. To help ensure a smooth integration, the Board believes it essential that the Board leadership include members with experience from both the Company and Black & Decker as the companies existed prior to completion of the Black & Decker Merger. The Company therefore has determined that vesting the leadership of the Board in a Chairman and in a Lead Independent Director, with an obligation that both consult with the Chief Executive Officer in establishing agendas and addressing certain other matters, as described above, is appropriate for the Company at this time. Separating the role of Chairman from that of Chief Executive Officer allows Mr. Lundgren, who previously held both titles, to focus on the integration of the Stanley and Black & Decker businesses.

Risk Oversight.    As required by our Corporate Governance Guidelines, during the orientation process for new directors, each director receives a presentation from the Company’s senior management that details the Company’s risk management policies and procedures. Our Audit Committee routinely discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Finance and Pension Committee also periodically reviews the Company’s risk management program and its adequacy to safeguard the Company against extraordinary liabilities or losses. Both the Audit Committee and the Finance and Pension Committee report to the full Board regarding the status of the Company’s risk management program and policies, and any issues or concerns that may arise. To ensure that there is appropriate Board oversight of the risk management process, the Board is committed to having individuals experienced in risk management on both the Audit Committee and the Finance and Pension Committee.

Meetings.    The Board of Directors met ten times during 2009. The various Board committees met the number of times shown in parentheses: Executive (0), Audit (4), Corporate Governance (3), Finance and Pension (2), and Compensation and Organization (8). The members of the Board serve on the committees described in their biographical material on pages 1-7. In 2009, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board of Directors on which such director served. Although the Company has no formal policy regarding attendance by members of the Board of Directors at the Company’s Annual Meetings, all members of the Board of Directors on that date attended the 2009 Annual Meeting. The Board of Directors has adopted Director Independence Standards which are available free of charge on the “Corporate Governance” section of the Company’s website (which appears under the “Investors” heading) at www.stanleyblackanddecker.com. The Board of Directors has made the determination that all director nominees standing for election and all of its incumbent directors whose terms will continue after the Annual Meeting, except Mr. Lundgren and Mr. Archibald, are independent according to the Director Independence Standards, the applicable rules of the Securities and Exchange Commission and as independence is defined in Section 303A of the New York Stock Exchange listing standards. It is the policy of the Board of Directors that every member of the Audit, Corporate Governance and Compensation and Organization Committees should be an independent director. The charters of each of these committees and the Board of Directors Corporate Governance Guidelines are available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com or upon written request to Stanley Black &

Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations. Changes to any charter, the Director Independence Standards or the Corporate Governance Guidelines will be reflected on the Company’s website.

Executive Committee.    The Executive Committee exercises all the powers of the Board of Directors during intervals between meetings of the Board; however, the Executive Committee does not have the power to declare dividends or to take actions reserved by law to the Board of Directors.

Audit Committee.    The Audit Committee nominates the Company’s independent auditing firm, reviews the scope of the audit, approves in advance audit and non-audit services, and reviews with the independent auditors and the Company’s internal auditors their activities and recommendations, including their recommendations regarding internal controls and critical accounting policies. The Audit Committee meets with the independent auditors, the internal auditors, and management, each of whom has direct and open access to the Audit Committee. The Board of Directors has made the determination that all of the members of the Audit Committee are independent according to the Director Independence Standards, the applicable rules of the Securities and Exchange Commission and as independence is defined in Section 303A of the New York Stock Exchange listing standards. The Audit Committee has issued a standing invitation to all members of the Board of Directors to attend Audit Committee meetings. The Board of Directors has determined that Eileen S. Kraus meets the requirements for being an Audit Committee Financial Expert as that term is defined in Item 407(d)(5) of Regulation S-K and that all members are financially literate under the current New York Stock Exchange listing standards. The Audit Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

Corporate Governance Committee.    The Corporate Governance Committee makes recommendations to the Board as to Board membership and considers names submitted to it in writing by shareholders as well as recommendations from third party search firms, current directors, company officers, employees and others. The Corporate Governance Committee recommends directors for Board committee membership and committee chairs, and recommends director compensation. The procedures and processes followed by the Corporate Governance Committee in connection with the consideration and determination of director compensation are described below under the heading “Director Compensation.” The Corporate Governance Committee has taken the lead in articulating the Company’s corporate governance guidelines and establishing a procedure for evaluating Board performance. The Corporate Governance Committee also approves policy guidelines on charitable contributions. The Company’s By-Laws require that any director be a shareholder of the Company. While the Corporate Governance Committee does not have specific minimum qualifications for potential directors, all director candidates, including those recommended by shareholders, are evaluated on the same basis. In evaluating candidates, including existing board members, the Corporate Governance Committee considers an individual candidate’s personal and professional responsibilities and experiences, the then-current composition of the Board, and the challenges and needs of the Company in an effort to ensure that the Board, at any time, is comprised of a diverse group of members who, individually and collectively, best serve the needs of the Company and its stockholders. In general, and in giving due consideration to the composition of the Board at the time a candidate is being considered, the desired attributes of individual directors, are: integrity and demonstrated high ethical standards; experience with business administration processes and principles; the ability to express opinions, raise difficult questions, and make informed, independent judgments; knowledge, experience, and skills in at least one specialty area (such as accounting or finance, corporate management, marketing, manufacturing, technology, information systems, international business, or legal or governmental affairs); the ability to devote sufficient time to prepare for and attend Board meetings; willingness and ability to work with other members of the Board in an open and constructive manner; the ability to communicate clearly and persuasively; and diversity with respect to other characteristics, which may include, at any time, gender, ethnic background, geographic origin, or personal, educational and professional experience.

The Board of Directors has made the determination that all of the members of the Corporate Governance Committee are independent according to the Director Independence Standards, applicable rules of the Securities and Exchange Commission and as independence is defined in Section 303A of the New York Stock Exchange listing standards. The Corporate Governance Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website, www.stanleyblackanddecker.com.

Shareholders who wish to submit names to be considered by the Corporate Governance Committee for nomination for election to the Board of Directors should, as set forth in the Company’s By-Laws, send written notice to the Secretary of the Company to be received at its principal executive offices at least 90 days but no more than 120 days prior to the anniversary of the date on which the proxy statement was first mailed relating to the immediately preceding annual meeting of shareholders, which notice should set forth (i) the name and record address of the shareholder of record making such nomination and any other person on whose behalf the nomination is being made, and of the person or persons to be nominated, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such shareholder or such other person, (iii) a description of all arrangements or understandings between such shareholder and any such other person or persons or any nominee or nominees in connection with the nomination by such shareholder, (iv) such other information regarding each nominee proposed by such shareholder as would be required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required to be disclosed, pursuant to the rules of the Securities and Exchange Commission had the nominee been nominated or intended to be nominated by the Board of Directors, and shall include a consent signed by each such nominee to being named in the proxy statement for the annual meeting as a nominee and to serve as a director of the Company if so elected and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to make such nomination.

Compensation and Organization Committee.    The Compensation and Organization Committee (the “Compensation Committee”), with the assistance of its compensation consultant, periodically conducts on-going evaluations of existing executive compensation programs and administers the Company’s executive compensation plans. During 2009, the Committee held four (4) executive sessions and three (3) special meetings to review the Company’s existing executive compensation programs and to review and approve certain specific arrangements that became effective upon the completion of the Black & Decker Merger. Representatives from Watson Wyatt (now Towers Watson) were present at three meetings of the Compensation Committee. In addition, representatives from Towers Perrin (now Towers Watson), who had been engaged by the Company to advise on various benefit related matters in connection with the Black & Decker Merger, were present at one meeting held in connection with the proposed Black & Decker Merger. No management employees participated in executive sessions relating to compensation arrangements for our Chief Executive Officer. The procedures and process followed by the Compensation Committee in connection with the consideration and determination of executive compensation are described below under the heading “Executive Compensation.” The Board of Directors has made the determination that all of the members of the Compensation Committee are independent according to the Director Independence Standards, applicable rules of the Securities and Exchange Commission and as independence is defined in Section 303A of the New York Stock Exchange listing standards. The Compensation Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website, www.stanleyblackanddecker.com. The following persons served as members of the Compensation Committee during 2009: John G. Breen, Carlos M. Cardoso, Virgis W. Colbert, and Lawrence A. Zimmerman.

Finance and Pension Committee.    The Finance and Pension Committee advises in major areas concerning the finances of the Company and oversees the Company’s administration of its qualified and non-qualified defined contribution and defined benefit retirement plans. The Board of Directors has made the determination that all of the members of the Finance and Pension Committee are independent according to the Director Independence Standards, applicable rules of the Securities and Exchange Commission and as independence is defined in Section 303A of the New York Stock Exchange listing standards.

Compensation.    The Company pays its directors who are not employees of the Company or any of its subsidiaries an annual retainer and pays an additional fee to those non-employee directors who serve as committee chairs. The annual retainer fee paid to such directors in 2009 was $75,000 and the additional annual fee for committee chairs was $10,000. Non-employee directors may defer any or all of their fees in the form of Company common stock or as cash accruing interest at the five-year treasury bill rate; a director is required to defer his or her fees, in the form of Company common stock, so long as he or she owns fewer than 7,500 shares. The Company also grants its non-employee directors Restricted Stock Units with dividend equivalent rights pursuant to the Company’s Restricted Stock Unit Plan for Non-Employee Directors (the “Director RSU Plan”). These Awards are fully vested at the time of grant and entitle each recipient to a cash payment equal to the market value of a share of Company common stock at the time of settlement plus accrued dividends from the date of grant. The settlement date is the date specified by the director as the date, or dates, on which distributions are to be made following the date on which the director ceases to be a director of the Company. Distributions may be made in a single lump sum in the first year following the termination of the director’s service or in up to ten equal annual installments, at the election of the director. On April 23, 2009, each non-employee director of the Company received 2,000 Restricted Stock Units with dividend equivalent rights pursuant to the Director RSU Plan.

Executive Sessions and Communications with the Board.    Pursuant to the Corporate Governance Committee Charter, as amended March 12, 2010, the Lead Independent Director presides over executive (non-management) meetings of the Board. Shareholders or others wishing to communicate with the Lead Director, the Board generally, or any specific member of the Board of Directors may do so by mail, addressed to Stanley Black & Decker, Inc., c/o Corporate Secretary, 1000 Stanley Drive, New Britain, Connecticut 06053 or by calling the Company’s Ethics Hotline, an independent toll-free service at 1-800-424-2987 (extension 53822).

Business Conduct Guidelines.    The Company has adopted a worldwide set of Business Conduct Guidelines applicable to all of its directors, officers and employees and a code of ethics for the CEO and senior financial officers. Copies of these documents are available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com or otherwise upon request addressed to Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations.

Director Continuing Education.    The Company regularly provides directors with continuing education on a variety of topics. In 2009, subjects covered with Board members included a presentation on officer and director liability and the related insurance implications and a presentation on the Company’s compliance and ethics program. In addition, the Company provided all directors with a subscription to Agenda, a weekly publication that focuses on governance issues of interest to directors of public companies.

Related Party Transactions.    Pursuant to the Company’s Business Conduct Guidelines, employees, officers and directors are required to bring any potential conflict of interest, including any proposed related party transaction involving a Related Person as that term is defined in Item 404(a) of Regulation S-K, to the attention of the General Counsel. The General Counsel obtains the facts to determine whether a conflict or potential conflict exists and determine the appropriate action in consultation with appropriate members of management. Where a proposed transaction involves a Related Person as that term is defined in Item 404(a) of Regulation S-K, the General Counsel discusses the reasons for the transaction with appropriate members of management. In the event management believes it is in the best interest of the Company to proceed with the transaction, the proposed transaction is brought to the attention of the Board for its review and approval.

Security Ownership of Certain Beneficial Owners

No person or group, to the knowledge of the Company, owned beneficially more than five percent of the outstanding common stock as of April 15, 2010, except as shown in this table.*

(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class
Common Stock $2.50 par value	FMR, LLC 82 Devonshire Street Boston, MA 02109	11,791,678 (1,328,436 sole power to vote or direct the vote; 0 shared power to vote or direct the vote; 11,791,678 sole power to dispose or direct the disposition)	7.4%

Common Stock $2.50 par value	Barrow Hanley Mewhinney & Strauss, Inc. 2200 Ross Avenue, 31st Floor Dallas, TX 75201-2761	9,598,828 (6,020,998 sole power to vote or direct the vote; 3,577,830 shared power to vote or direct the vote; 9,598,828 sole power to dispose or direct the disposition)	6.0%
*	Based on Schedule 13G reports filed in February 2010 with respect to holdings of Stanley common stock and Black & Decker common stock as of December 31, 2009. Figures provided in the table assume all shares of Black & Decker common stock held by these entities as of December 31, 2009 were converted into Stanley common stock on or before the record date and that there have been no other changes in their holdings since December 31, 2009.

Security Ownership of Directors and Officers

Except as reflected in the table below, no director, nominee or executive officer owns more than 1% of the outstanding common stock of the Company. As of April 15, 2010, the executive officers, nominees and directors as a group owned beneficially approximately 3.33% of the outstanding common stock. The following table sets forth information as of April 15, 2010 with respect to the shareholdings of the directors, nominees for director, each of the executive officers named in the table on page 25, and all directors, nominees for director, and executive officers as a group. Except with respect to (a) the Supplemental Account Value Plan shares shown within footnote 3 below and (b) the shares shown in footnotes 2, 4 and 8 below, the beneficial owner of the shares shown for the most part has sole voting and investment power.

Name	Common Shares Owned		Percent of Class Owned
Donald Allan, Jr.	129,129	(1)(3)(4)	*
Jeffery D. Ansell	158,812	(1)(3)	*
Nolan D. Archibald	2,240,904	(1)(4)(5)(7)	1.4%
John G. Breen	29,170	(1)(2)	*
George W. Buckley	15,326	(5)(8)	*
M. Anthony Burns	31,997	(1)(6)	*
Patrick D. Campbell	2,936	(2)	*
Carlos M. Cardoso	4,581	(2)	*
Virgis W. Colbert	10,737	(1)(2)	*
Robert B. Coutts	4,917	(2)	*
Hubert W. Davis, Jr.	127,167	(1)(3)	*
Manuel A. Fernandez	44,323	(1)(8)	*
Benjamin H. Griswold, IV	54,164	(5)	*
Eileen S. Kraus	36,647	(1)(2)	*
James M. Loree	335,970	(1)(3)(4)	*
Anthony Luiso	100,492	(5)(8)	*
John F. Lundgren	865,806	(1)	*
Marianne M. Parrs	7,502	(2)	*
Robert L. Ryan	9,544	(5)	*
Lawrence A. Zimmerman	12,267	(2)	*
Directors, nominees and executive officers as a group (35 persons)	5,317,363	(1)-(8)	3.33%

*	Less than 1%
(1)	Includes shares which may be acquired by the exercise of stock options as follows: Mr. Allan, 40,000; Mr. Ansell 55,000; Mr. Archibald, 1,593,749; Mr. Breen, 3,000; Mr. Burns, 7,436; Mr. Colbert, 2,318; Mr. Davis, 53,750; Mr. Fernandez, 6,374; Mrs. Kraus, 9,000; Mr. Loree, 222,100; Mr. Lundgren, 592,527; and all directors, nominees and executive officers as a group, 3,118,686.
(2)	Includes the share accounts maintained by the Company for those of its directors who have deferred their director fees as follows: Mr. Breen, 20,170; Mr. Campbell 2,936; Mr. Cardoso, 4,581; Mr. Colbert, 8,419; Mr. Coutts, 4,917; Mrs. Kraus, 23,263; Ms. Parrs 3,502; Mr. Zimmerman, 8,767; and all directors as a group, 76,555.
(3)	Includes shares held as of April 15, 2010 under the Company’s savings plans (Account Value Plan and Supplemental Account Value Plan respectively), as follows: Mr. Allan, 941/294; Mr. Ansell, 1,152/1,055; Mr. Davis, 1,023/1,236; Mr. Loree, 617/1,934; and all executive officers as a group, 26,279/15,487.
(4)	Includes restricted share unit accounts maintained by the Company as follows: Mr. Allan, 5,000; Mr. Archibald, 244,800; Mr. Loree, 40,000; and all executive officers as a group, 289,800.
(5)	Assumes all shares of Black & Decker common stock had been converted into Company common stock by April 15, 2010.
(6)	Includes 19,476 shares that were pledged as collateral, prior to completion of the Black & Decker Merger, for a commercial loan that Mr. Burns guaranteed.
(7)	Includes shares held through Black & Decker Retirement Savings Plan as follows: Mr. Archibald, 5,863, and all executive officers as a group, 10,970.
(8)	Includes shares of Company common stock that are to be delivered not later than May 11, 2010 in respect of phantom stock acquired prior to the Black & Decker Merger pursuant to the deferred compensation provision of the Black & Decker Non-Employee Directors Stock Plan as follows: Mr. Buckley, 15,326; Mr. Fernandez, 7,168; Mr. Luiso, 84,539; Mr. Ryan, 9,544; and all directors as a group, 116,577.

Audit Committee Report

In connection with the financial statements for the fiscal year ending January 2, 2010, the Audit Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed under Statement on Auditing Standards No. 61; (3) received the written disclosures and the letter from the independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountants the independent accountants’ independence. Based upon these reviews and in reliance upon these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Audit Committee

Eileen S. Kraus (Chair)

John G. Breen

Patrick D. Campbell

Marianne M. Parrs

Compensation and Organization Committee Report

The Compensation and Organization Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Compensation and Organization Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement.

Compensation and Organization Committee

John G. Breen (Chair)

Carlos M. Cardoso

Virgis W. Colbert

Lawrence A. Zimmerman

Executive Compensation

Compensation Discussion and Analysis

The compensation programs and philosophy summarized in this Compensation Discussion and Analysis relate primarily to the Company’s 2009 compensation programs, which pre-date the Black & Decker Merger. The Company is in the process of reviewing its compensation programs and philosophy in light of the Black &

Decker Merger to ensure that the programs and philosophy are appropriately adjusted to reflect changes in the size, organizational structure, business strategies and long term and short term goals of the Company, as well as other relevant factors, resulting from the transaction.

The Company’s primary objective with respect to executive compensation is to ensure there exists a strong link between senior management pay and the Company’s proven performance. Our reward system is designed to align compensation opportunities with the fulfillment of the Company’s overall business strategies, to ensure executives and investors share a common financial interest, and to attract and retain a highly qualified leadership team. The Company believes that shareholders are better served when the executive compensation program is competitively structured, appropriately leveraged with results, and connected to share value.

The Compensation and Organization Committee of our Board of Directors (the “Compensation Committee”) is responsible for developing and maintaining appropriate compensation programs for our executive officers, including our named executive officers. To enhance the Compensation Committee’s ability to perform these responsibilities, the Compensation Committee retained Watson Wyatt, Inc. (“Watson Wyatt”) to serve as the Compensation Committee’s independent compensation consultant and to advise on executive compensation issues and plan design early in 2009. In 2009, the Compensation Committee discussed its compensation philosophy with Watson Wyatt, but otherwise did not impose any specific limitations or constraints on, or otherwise direct, the manner in which Watson Wyatt performed its advisory services. As advisor to the Compensation Committee, Watson Wyatt reviewed the total compensation strategy and pay levels for the Company’s named executive officers, examined all aspects of the Company’s executive compensation programs to ensure their ongoing support of the Company’s business strategy, informed the Compensation Committee of developing legal and regulatory considerations affecting executive compensation and benefit programs, and provided general advice to the Compensation Committee with respect to compensation decisions pertaining to the Chief Executive Officer and to senior executives.

To ensure a strong link between executive pay and performance, the Compensation Committee periodically:

•

reviews detailed compensation “tally sheets” for each named executive officer that provide the Compensation Committee with a convenient reference for understanding each named executive officer’s total compensation. The tally sheets include the following information:

•	the annual compensation and benefit values that are being offered to each executive;

•	the value of all outstanding equity awards;

•	the accrued value of retirement benefits; and

•

the amount of the Company’s other obligations in the event the executive’s employment terminates under various circumstances, including death, disability, involuntary termination without cause, or in connection with a change in control of the Company.

•

discusses compensation matters, other than those pertaining to the Chief Executive Officer, with our Chief Executive Officer and other management representatives, and meets in executive session with Watson Wyatt but without management to evaluate management’s input; and

•	solicits comments from other Board members regarding its recommendations at regularly scheduled Board meetings.

The Company believes that overall executive compensation expenditure should be managed to the median of compensation packages for executives in similar positions and with similar responsibilities at manufacturing and services companies of comparable size. Targeting median practices within this community ensures that the Company is well positioned to attract and retain from within the relevant labor market the caliber of executive talent the Company seeks. In setting compensation for the executive officers, the Compensation Committee considers comparative market data delivered by Watson Wyatt that reflects prevailing compensation practices within a group of over 260 companies in the U.S. general manufacturing and services community. The benchmark data reviewed by the Compensation Committee are statistical summaries of the pay practices at these companies and they are not representative of the compensation levels at any one organization. In fact, the Compensation Committee does not know the identity of the companies whose pay practices are reflected in the statistical summary, and does not receive information with respect to pay practices at any individual company included in the benchmark group.

Watson Wyatt also provided the Compensation Committee information with respect to the compensation paid at the following companies: Actuant Corporation; Bemis Company, Inc.; The Black & Decker Corporation; The Brinks Company; Checkpoint Systems, Inc.; Cooper Industries, Inc.; Crane Company; Danaher Corporation; Diebold, Incorporated; Dover Corporation; Fortune Brands, Inc.; W.W. Grainger, Inc.; Illinois Tool Works, Inc.; Ingersoll Rand Plc; International Flavors and Fragrances, Inc.; Jarden Corporation; Lincoln Electric Holdings, Inc.; Masco Corporation; Newell Rubbermaid Inc.; Pentair, Inc.; Rockwell Automation, Inc.; Roper Industries, Inc.; Sealed Air Corporation; The Sherwin-Williams Company; Snap-On Incorporated; SPX Corporation, Timken Co., and Tyco International, Ltd. Information regarding compensation paid at these companies (the “Comparable Companies”) reflects compensation practices within companies in comparable industries that are significant labor market competitors and were of similar size to the Company as it existed in 2009 from a revenue and market capitalization standpoint. These separate but equally relevant data points create ranges of compensation values that the Compensation Committee references in using its judgment to set executive salary levels and incentive opportunities that are consistent with the Company’s overall objectives.

The Compensation Committee believes it is important that a significant portion of each executive officer’s compensation opportunity remain at risk with results. The Compensation Committee uses its judgment, based on input from management and Watson Wyatt to align the degree of performance-based pay with external market practices. As a result, the Company’s executive compensation programs have been designed so that, at target levels of performance, approximately 60%–75% of an executive’s annual compensation (consisting of salary, short-term incentives and long-term incentives) is at risk, with receipt by the executive dependent on results. In general, the greater the executive’s responsibility, the higher the proportion of his or her compensation that is performance-based. Annual cash incentives represent approximately 33% of performance-based compensation, and long-term compensation (other than restricted stock units) represents approximately 67% of performance-based compensation. The nature of the Company’s performance-based pay, which includes both annual cash incentives and long term incentives, is described more fully below under “Compensation Components.”

In October 2009, the Compensation Committee reviewed the data provided by Watson Wyatt that showed compensation expenditures for the Company’s executive officers, as a group, were close to the median of the ranges created by the practices of the manufacturing and services community and below the median for the Comparable Companies. The following table identifies that positioning insofar as it relates to base salary, target total cash (base salary plus target bonus), and target total compensation (target total cash plus the grant date value of long-term incentive awards).

	Base Salary	Target Total Cash	Target Total Compensation
Objective	Median	Median	Median
Actual Position vs. Manufacturing and Services Community	1% below the median	At the median	At the median
Actual Position vs. Comparable Companies	13% below the median	19% below the median	21% below the median

Compensation Components

Salaries

The Company believes that aggregate expenditures for executive base salaries should generally be managed to the median of salary expenditures incurred at the companies whose practices serve as the Company’s benchmark for pay comparison purposes. Managing to the market median facilitates the Company’s ability to compete in the market for the quality talent the Company looks to attract and retain. Individual base salaries may rise above or fall below the median for a particular position based on a number of factors. In general, base salaries may be above the median if, in the Compensation Committee’s view, a particular executive’s performance exceeded expectations, an executive takes on additional responsibilities, an executive has a significant tenure with the Company, or an executive’s value to the Company is perceived to be especially high. Conversely, base salaries may trail behind the median if an executive is new in his or her role or is contributing at a level that is not yet at a fully qualified level. Base salaries generally are reviewed at twelve to sixteen month intervals, reflecting the fact that the impact of executive decision making often can be assessed only after the passage of significant periods of time. On review, salaries are adjusted to assure alignment with market levels, individual performance and incumbent experience. The Compensation Committee also evaluates executive pay levels relative to others within the Company and may, on occasion, make adjustments to salaries or other elements of total compensation, such as annual and long term bonus opportunities, where a failure to make such an adjustment would result in a compensation imbalance that the Compensation Committee deems inappropriate.

At the beginning of 2009, the Compensation Committee determined that, due to the then-prevailing economic environment, base salaries for executive officers would only be reviewed for adjustment at 24 month intervals. The Compensation Committee revisited this decision at the end of 2009 when the Company entered into the Merger Agreement, and approved employment agreements with the Company’s Chief Executive Officer and the Executive Vice President and Chief Operating Officer that became effective upon completion of the Black & Decker Merger on March 12, 2010. These agreements included increases in base salary for both of these officers in view of the changes in the Company resulting from the Black & Decker Merger. The base salaries of other executive officers also were increased upon completion of the Black & Decker Merger in view of the changes in the Company resulting from that transaction.

Performance-Based Annual Cash Incentives (MICP Awards)

Each of our executive officers participates in the Company’s Management Incentive Compensation Plan (“MICP”), which is designed to compensate executives and other managers with an opportunity to earn a cash bonus that is based on achievement of annual corporate and divisional goals, as well as on achievement of individual goals (for those who are not named executive officers). Under the MICP, each participant has an opportunity to earn a threshold, target or maximum bonus amount that is contingent upon achieving the relevant performance goals. The particular performance goals typically are established during the first quarter of each calendar year and reflect those measures which the Company views as key indicators of successful performance. Due to the volatile economic environment in the first quarter of 2009, however, the Company delayed setting performance goals until April 2009, and established a nine month performance period covering the second through fourth quarters of 2009. The Company similarly delayed setting performance goals for 2010 until April due to the Black & Decker Merger, and has established goals for a nine month performance period that runs April 4, 2010 (the first day of the Company’s second quarter) through the end of the Company’s 2010 fiscal year. For 2009, the corporate goals consisted of earnings per diluted share (“EPS”) and cash flow multiple (operating cash flow less capital expenditures divided by net earnings) and were weighted as follows: EPS (50%) and cash flow multiple (50%). The weighting of these goals was designed to establish the balance in results that the Company had deemed necessary for success for the second through fourth quarters of the 2009 fiscal year and, thereby, to appropriately focus management on achieving those results. In the case of divisional managers, additional performance goals were established with respect to divisional operating margin and working capital management, each of which was deemed by the Compensation Committee to be an important measure of divisional contribution to overall corporate success.

The specific targets relating to each of these performance goals are tied to the Company’s annual business plan and operating budget, each of which is approved by our Board of Directors at or prior to the time performance goals are set for our annual and long-term incentives. In setting these goals, the Compensation Committee considers management’s recommended performance objectives, the Company’s performance in the prior year, the annual plan and operating budget, and the nature of the Company’s operating environment. The Company believes that using the same budget for operating the business and for establishing annual and long-term incentives helps to maximize the alignment between the interests of our executive officers and our shareholders. Once satisfied with the degree of difficulty associated with goal achievement, the Compensation Committee approves the targets for each performance cycle. As a general rule, the Compensation Committee seeks to establish goals such that the likelihood of missing the target is at least as high as the likelihood of achieving it based on reasonable assumptions and projections at the time of grant, though the Compensation Committee may establish the target goal at a higher or lower level in appropriate circumstances.

Criteria Used for 2009 MICP Awards

With respect to the 2009 performance period, the award for each of Messrs. Lundgren, Allan, Davis, and Loree was contingent solely on the achievement of corporate EPS and cash flow goals; for Mr. Ansell, twenty-five percent of the award was contingent on the achievement of the corporate EPS goal; twenty-five percent was contingent on the achievement of the corporate cash flow goal; and fifty percent was contingent on the achievement of performance goals relating to his particular division. The weighting of goals for divisional managers, including Mr. Ansell, was designed to establish the balance in results that the Company deemed necessary for successful performance of the respective divisions while maintaining incentives for divisional managers to also consider and strive for the success of the Company as a whole. The table below identifies the blend of goals with respect to which MICP awards are earned for the Company’s named executive officers.

	Corporate		Division
	EPS	Cash Flow	Operating Margin	Working Capital
Lundgren	50%	50%	—	—
Allan	50%	50%	—	—
Ansell	25%	25%	25%	25%
Davis	50%	50%	—	—
Loree	50%	50%	—	—

Awards under MICP for 2009

Each of our named executive officers is extended a target bonus opportunity that is earned when overall achievement with respect to the performance goals equals 100%. The target bonuses are defined in terms of fixed percentages of the officer’s base salary, and they are representative of prevailing bonus opportunities in the manufacturing and services community and the Comparable Companies. Actual bonuses earned for the performance period can be as high as 200% of the target when results equal or exceed the performance maximum; they can amount to just 30% of the target when the level of achievement equals the performance threshold. Bonuses are interpolated when performance results rest between threshold, target and maximum levels.

For the nine-month 2009 performance period, our diluted EPS from continuing operations was $2.34, which represented 118% of the maximum EPS goal; and our cash flow multiple for the nine-month performance period was 249% which represented 207% of the maximum cash flow goal. Because performance exceeded the maximum goal for each component of the corporate goals, Messrs. Lundgren, Allan, Davis and Loree earned bonuses equal to the maximum bonus.

The results of Mr. Ansell’s division exceeded the maximum operating margin and working capital goals established for that division. Accordingly, based on the corporate results discussed above and the results of his division, Mr. Ansell also earned a bonus equal to the maximum bonus. The specific divisional operating margin and working capital goals and results are not disclosed as the disclosure of such information would result in competitive harm to the Company and would be of limited additional use to investors. The Company does not disclose operating margin and working capital results for specific divisions; accordingly there would not be comparable financial results to which an investor could refer.

Long-Term Incentives

The Company believes that the most effective means of maximizing long-term performance is to create an ownership culture among our executive officers. The Company implements this philosophy by granting stock-

based awards under its long term incentive plan (“LTIP”). A portion of these awards vest based on continued employment and a portion vest on achievement of pre-determined performance goals. In each case, the awards are settled in shares of our common stock.

Time-based awards are granted in the form of stock options and restricted stock units (RSUs). The Company believes that by blending options and RSUs it replicates the stock-based award pattern that prevails in the Comparable Companies and in the external market generally. The practice of granting a combination of stock options and RSUs also is economical in terms of share utilization because it takes fewer RSUs than stock options to deliver a target award value.

The portions of awards that vest contingent on achievement take the form of performance-based RSUs. Performance-based RSUs (“performance units”) are earned based on the achievement of pre-established corporate performance goals over a performance period that is typically three years. For performance periods that commenced prior to 2009, one-half of the award was contingent on achieving stated levels in EPS and one-half was based on targets relating to return on capital employed (“ROCE”). For the 2009-2011 performance period, the Company added a third goal, total shareholder return relative to a peer group (“TSR”), and adjusted the weighting of goals so that, for that performance period, 40% of the award is based on ROCE, 35% is based on EPS, and 25% is based on TSR. The ROCE computation for the LTIP performance targets is defined as net earnings divided by a two point average of capital employed; net earnings adds back after-tax interest expense and intangibles amortization, and capital employed represents debt plus equity less cash. For the 2009-2011 performance period, the costs incurred in 2009 with respect to the Black & Decker Merger will be disregarded for purposes of computing ROCE. The TSR calculation is based on an annualized rate of return reflecting share price appreciation and dividends paid during the measurement period, with starting and ending prices measured as 20-day averages to account for daily volatility. The Company believes that measuring performance equally between EPS and ROCE in prior periods provided appropriate incentives for management to optimize the principal financial drivers that generate shareholder return and that highlighting the importance of these measures by tying them to the performance units reinforces the Company’s quest for continued growth. Adding TSR as a performance measure beginning with the 2009 performance period encourages management to continuously benchmark Company performance against that of a broadly defined group of comparable companies, further supporting the Company’s quest for growth.

Performance goals are recommended by management based on the Company’s historical performance, strategic direction, and anticipated future operating environment, and are generally established during the first quarter of the performance cycle. The Company has delayed establishing performance goals for the performance cycle beginning in 2010 due to the Black & Decker Merger; the Company expects to set those goals during the third quarter of 2010. The Compensation Committee considers management’s recommended performance goals, the Company’s performance to date and strategic direction, and the nature of the Company’s future operating environment, and, once satisfied with the degree of difficulty associated with goal achievement, approves the targets for each performance cycle. As a general rule, the Compensation Committee seeks to establish goals such that the likelihood of missing the target goal is at least as high as the likelihood of achieving the target goal based on reasonable assumptions and projections at the time of grant, though the Compensation Committee may establish the target goal at a higher or lower level in appropriate circumstances. In order to ensure that the basis upon which management’s performance is measured remains consistent over a performance cycle, the Compensation Committee has the discretion to adjust the manner in which EPS and ROCE are determined at the end of each performance cycle to take into account certain non-recurring events (such as significant acquisitions and divestitures) during the performance cycle and, for performance periods prior to the 2009-2011 performance period, the Company’s total shareholder return versus its peer group. The Company intends that any adjustment of this type would ensure that the results are comparable to the originally established targets, such as for significant acquisitions or divestitures consummated after the performance goals were established, and would not constitute a modification of original performance targets established for the performance cycle.

For the 2007 to 2009 performance period, each named executive officer was extended the opportunity to earn shares contingent on the Company’s achievement with respect to EPS and ROCE goals. Each named executive officer could earn the target number of shares for 100% overall goal achievement. As many as 200% of the target number of shares could be earned for overachievement, and as few as 20% of the target number of shares could be earned for threshold performance. The number of shares that could be earned by each named executive officer is displayed in the table below.

	Threshold	Target	Maximum
Mr. Lundgren	9,045	18,090	36,179
Mr. Allan	904	1,809	3,618
Mr. Ansell	1,899	3,799	7,598
Mr. Davis	1,845	3,690	7,381
Mr. Loree	4,197	8,394	16,787

The threshold EPS goal for the 2007-2009 performance period was $4.18 and the threshold ROCE goal was 15%. Neither goal was achieved; accordingly, no shares were issued pursuant to the 2007 to 2009 performance award program.

Due to the volatile economic environment at the beginning of 2009, the Company elected to shorten the 2009 through 2011 performance period to a period of thirty-three months, commencing with the second quarter of 2009. Due to the Black & Decker Merger, the Company expects that the performance period that would ordinarily cover fiscal years 2010 through 2012 also will be modified, and will commence during the third quarter of 2010. Targets for the 2008 through 2010 and 2009 through 2011 performance periods were established in the manner described above.

Timing of Stock Option and RSU Grants.    With the exception of grants made to French participants, annual grants of stock options and restricted stock units to executive officers are usually made at a regularly scheduled meeting of the Compensation Committee held during the fourth quarter of each year and the grant date is the date of that meeting. Grants to other eligible employees typically are approved on the same date, with the same grant date. The grant date for grants to French participants is the first date on which grants may be made consistent with French legal and tax requirements following the date on which annual grants are made to employees at the same level of management as the French participants and the exercise price of options is the higher of the average of the high and low price of a share on the date of grant and 80% of the average opening price on the New York Stock Exchange for the 20 days preceding the date of grant. The Compensation Committee may also make occasional grants during the year and has delegated to the Company’s Chief Executive Officer the authority to make annual grants and occasional “off cycle” grants to employees who are not executive officers of the Company. The “off cycle” grants are typically associated with promotions, acquisitions and hiring. The grant date for any grants made by the Company’s Chief Executive Officer is the date the grant authorization is signed by the Chief Executive Officer or a later date specified in the grant authorization. The exercise price for all stock option grants other than those to French Participants is the average of the high and low price of a share as quoted on the New York Stock Exchange Composite Tape on the date of grant.

Off-Cycle Grants in Connection with Black & Decker Merger

In connection with the Black & Decker Merger, off cycle grants were made on March 12, 2010, to certain executive officers and other eligible employees who had been employees of the Company prior to the Black & Decker Merger. On March 15, 2010, the first business day after the Black & Decker Merger was completed, Messrs. Lundgren, Loree and Archibald received grants pursuant to the terms of their employment agreements, as further described at pages 35-38. Following meetings of the Compensation & Organization Committee on April 19, 2010, and the Board of Directors on April 20, 2010, additional off cycle grants were made to certain executive officers who had been employees of Black & Decker prior to the Black & Decker Merger.

Retention Actions

Early in 2009, it became apparent that, in light of the deterioration of the economy, the performance goals established for the 2007-2009 and 2008-2010 long term performance award programs were unlikely to be met. Further, stock prices were depressed across the market, with the result that a number of existing option awards were out-of-the-money while grants offered by prospective employers were perceived as having high value on expectations the market would rebound. The Company concluded that these factors, taken together, created a retention risk. To address this risk and enhance motivation, on April 23, 2009, the Company awarded certain employees, including its named executive officers, restricted stock units that vest in two equal installments on the second and third anniversaries of the date of grant.

Special Bonus Program (2007)

In July 2007, the Company extended to certain members of management and key employees the opportunity to earn awards pursuant to a special bonus program. The awards were approved by the Compensation Committee on May 23, 2007 under the Company’s 1997 Long-Term Incentive Plan. The special award program provided senior managers the opportunity to receive stock, and other eligible participants the opportunity to receive cash in the event company-wide objectives relating to working capital turns and inventory turns were achieved by December 31, 2009; the program further required that the working capital turns objective be sustained for a period of at least six months. The Compensation Committee approved this program because it believed the achievement of these goals would signal a material elevation in the Company’s overall performance standards, beyond that measured by reference to planned levels of EPS growth and ROCE, and that attainment of the working capital and inventory turn objectives would materially benefit the Company’s investors. The Company wide objectives of seven working capital turns and 6.2 inventory turns were achieved. Accordingly, these bonuses will be paid in July if the working capital turns objective is sustained.

The performance goals that will provide the basis for determining bonus amounts were approved by the Compensation Committee. The awards that will be payable to named executive officers pursuant to the special bonus program if the working capital turns objective is sustained is as follows: Mr. Lundgren, 10,000 shares of stock; Mr. Allan, 1,500 shares; Mr. Ansell, 2,000 shares; Mr. Davis, 2,000 shares; and Mr. Loree, 7,000 shares.

Post-Termination Benefits

Retirement Benefits.    The Compensation Committee believes that it is important to offer the full complement of compensation and benefit programs that typify those extended to senior executives in the Company’s market for senior executive talent. Therefore, the Company has in effect various retirement programs, consisting of the Stanley Account Value Plan; the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works; The Stanley Works Supplemental Executive Retirement Plan; and a CEO Make-Whole Retirement Arrangement for Mr. Lundgren that is included in Mr. Lundgren’s employment agreement. Messrs. Lundgren and Loree are the only named executive officers who are eligible employees under The Stanley Works Supplemental Executive Retirement Plan. Each of these arrangements is described in more detail beginning on page 25 under the headings “Summary Compensation Table,” “Pension Benefits,” and “Non-Qualified Defined Contribution and Deferred Compensation Plans.”

As the Company entered fiscal year 2009, the prevailing economic environment was deemed to be especially challenging and the prospects for financial accomplishment were largely uncertain. In response, the Company determined to act defensively to preserve cash and, accordingly, decided that at least for fiscal year 2009, it would make no matching and Cornerstone allocations under the Stanley Account Value Plan and the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works. With better-than-expected results at the end of 2009, the Company elected to restore one half of the matching allocation under the Stanley Account Value Plan retroactive to January 1, 2009 and to reinstate the full match and Cornerstone allocations under the Stanley Account Value Plan and the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works commencing January 1, 2010.

Employment and Change in Control Agreements; Severance Agreements.    For many years, the Company has followed the practice of entering into a written employment agreement with its Chief Executive Officer. Consistent with this practice, the Company entered into an employment agreement with John Lundgren in March, 2004, which was amended and restated on December 10, 2008 to comply with rules enacted under Section 409A of the Internal Revenue Code of 1986, as amended. In 2009, Mr. Lundgren’s agreement was again amended and restated in connection with the Black & Decker Merger. Mr. Lundgren’s amended and restated agreement became effective upon completion of the Black & Decker Merger on March 12, 2010. In negotiating the terms of that agreement, the Company considered Mr. Lundgren’s experience, his prior compensation, and the changes in Mr. Lundgren’s role and responsibilities that would result from the Black & Decker Merger, including the fact that he would be managing a much larger company. In addition, with assistance from Towers Perrin, the compensation consultant engaged by the Company to assist with compensation issues relating to the Black & Decker Merger, the Compensation Committee evaluated prevailing market practices for Chief Executive Officer compensation. The Compensation Committee has determined that Mr. Lundgren’s current salary and compensation package are at the median for Chief Executive Officers with similar responsibilities at comparable companies. A detailed description of Mr. Lundgren’s employment agreement, as amended and restated, is set forth under the heading “Executive Officer Agreements” on pages 35-36.

In connection with the Black & Decker Merger, the Company also entered into written employment agreements with James M. Loree, its Executive Vice President and Chief Operating Officer and Nolan D. Archibald, its Executive Chairman. Both of these agreements also became effective upon completion of the Black & Decker Merger on March 12, 2010.

In negotiating the terms of Mr. Loree’s agreement, the Company considered Mr. Loree’s experience, which includes 10 years as the Company’s Chief Financial Officer before he became the Company’s Chief Operating Officer at the end of 2008; his prior compensation; the changes in Mr. Loree’s role and responsibilities that would result from the Black & Decker Merger, including the fact that he would be chief operating officer of a much larger company. In addition, with assistance from Towers Perrin, the Compensation Committee evaluated prevailing market practices for Chief Operating Officer compensation. The Compensation Committee has determined that Mr. Loree’s current salary and compensation package are at the median for Chief Operating Officers with similar responsibilities at comparable companies. A detailed description of Mr. Loree’s employment agreement is set forth under the heading “Executive Officer Agreements” on pages 36-37.

In negotiating the terms of Mr. Archibald’s agreement, the Company considered Mr. Archibald’s long history with The Black & Decker Corporation; his prior compensation from Black & Decker; the changes in Mr. Archibald’s role and responsibilities that would result from the Black & Decker Merger; the Company’s desire to ensure that a substantial portion of Mr. Archibald’s long term compensation be contingent on the achievement of cost synergies so as to better align Mr. Archibald’s compensation with one of the principal value drivers of the Black & Decker Merger; and, with assistance from Towers Perrin, the prevailing market practices for compensation in comparable circumstances. A detailed description of Mr. Archibald’s employment agreement is set forth under the heading “Executive Officer Agreements” on pages 37-38.

The Compensation Committee has determined that to be competitive with prevailing practices, it is important to extend special severance protection when employment is terminated as a result of a change in corporate control. As a result, the Company previously entered into change in control agreements with certain members of senior management, including Messrs. Lundgren, Allan, Ansell, Davis, and Loree. In these agreements, the Company seeks to help foster retention by providing appropriate levels of severance protections to appropriate members of management based on prevailing market practices. The benefits that would have been payable at January 1, 2010 to Messrs. Lundgren, Allan, Ansell, Davis, and Loree in the event of termination following a change in control are set forth under the heading “Termination and Change in Control Provisions” beginning on page 38.

Perquisites

As a general rule, the Company does not believe it is necessary for the attraction or retention of management talent to provide our executives with a substantial amount of compensation in the form of perquisites although, as is more fully set forth at pages 37-38, the Company did agree to continue to provide Mr. Archibald certain perquisites that he had been receiving as of December 31, 2008 pursuant to his employment agreement with Black & Decker prior to the Black & Decker Merger, including business and personal use of Black & Decker’s aircraft (now the Company’s aircraft). In 2009, the only perquisites provided to the Company’s executive officers were financial planning services, life and long term disability insurance, car allowance, home security system service and executive medical exams as more fully detailed on page 26.

Role of Consultants

As discussed above, in 2009, Watson Wyatt, Inc. provided executive compensation consulting services to the Compensation Committee. Watson Wyatt also provided consulting and actuarial services to the Company on a variety of matters during 2009. The Company paid Watson Wyatt approximately $2,900,000 for all of the services they provided in 2009; of that amount, approximately $160,000 related to executive compensation consulting services and a significant portion of the balance related to broad-based actuarial services Watson Wyatt provided in connection with the Company’s pension, health and welfare, and stock based compensation plans.

In addition to the services provided by Watson Wyatt during 2009, in July 2009 the Company retained Towers, Perrin, Forster & Crosby, Inc. (“Towers Perrin”) to advise on various compensation and benefits matters in connection with the proposed Black & Decker Merger. In that role, Towers Perrin provided advice on the compensation arrangements with the Company’s Executive chairman, its Chief Executive Officer and its Chief Operating Officer that became effective upon completion of the Black & Decker Merger and assisted with integration planning that commenced after the merger agreement was signed on November 2, 2009. Watson Wyatt continued to serve as an executive compensation consultant to the Compensation Committee after the Merger Agreement was signed and, in December 2009, provided a comparative analysis to assist the Committee in evaluating executive compensation practices of Stanley and Black & Decker as compared to those of companies that would be comparable to the Company following completion of the Black & Decker Merger. In January 2010, Watson Wyatt, Inc. and Towers Perrin combined to form Towers Watson & Co. The Company continues to employ the services of Towers Watson in connection with actuarial services and other services previously provided by Watson Wyatt. As of the date hereof, the Compensation Committee had not retained an independent consultant to advise the Committee on executive compensation matters during 2010.

Tax Deductibility Under Section 162(m)

Under Section 162(m) of the Internal Revenue Code, the Company may not be able to deduct certain forms of compensation in excess of $1,000,000 paid to any of the named executive officers who are employed by the Company at year-end. The Company believes that it is generally in the Company’s best interests to satisfy the requirements for deductibility under Section 162(m). Accordingly, the Company has taken appropriate actions, to the extent it believes feasible, to preserve the deductibility of annual incentive and long-term performance awards. However, notwithstanding this general policy, the Company also believes there may be circumstances in which the Company’s interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m).

Minimum Stock Ownership Guidelines

In furtherance of the Company’s policy to create an ownership culture and because the Company believes it is important for executive officers and other senior employees to have a meaningful investment in the Company, the Company has established guidelines for minimum stock ownership. These guidelines provide that over a five-year period commencing on the date of hire or promotion to a senior management position, stock ownership will reach the following minimum levels, expressed as a multiple of base salary: three times for the Chief Executive Officer; two times for the Chief Financial Officer; and one time for other executive officers and certain other members of senior management. Consistent with this policy, awards to participants under the Company’s long term performance award program will be settled in shares of the Company’s common stock that are subject to transferability restrictions to the extent that a participant does not hold the minimum ownership levels specified in the policy at the time of distribution of the award.

Hedging; Pledging

The Company’s Board of Directors has adopted a policy against hedging transactions and discouraging pledging transactions. Pursuant to the policy, hedging is not permitted and any officer, director or employee who wishes to pledge shares must obtain the prior approval of the General Counsel. This policy is included in the Company’s Business Conduct Guidelines, which are available on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

Forfeiture of Awards in the Event of Restatement

The Company’s Board of Directors has adopted a “recoupment” policy relating to unearned incentive compensation of executive officers. Pursuant to this policy, in the event our Board or an appropriate committee thereof determines that any fraud, negligence or intentional misconduct by an executive officer was a significant contributing factor to the Company having to restate all or a portion of its financial statements, the Board or committee will take, in its discretion, such action as it deems necessary to remedy the misconduct and prevent its recurrence. Such actions may include requiring reimbursement of bonuses or incentive compensation paid to the officer after January 1, 2007, requiring reimbursement of gains realized upon the exercise of stock options, and cancellation of restricted or deferred stock awards and outstanding stock options. In determining what actions are appropriate, the Board or committee will take into account all relevant factors, including whether the restatement was the result of fraud, negligence or intentional misconduct. A copy of this policy is available on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

Summary Compensation Table

The table below summarizes the total compensation for the applicable periods for those individuals who served as Chief Executive Officer or Chief Financial Officer of the Company during the fiscal year ended January 2, 2010 (“fiscal year 2009”) and for the three most highly compensated executive officers of the Company serving as such at the end of fiscal year 2009 other than the CEO and CFO (collectively the “named executive officers”).

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award(s) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total
John F. Lundgren,	2009	1,050,000	0	5,091,241	893,250	2,100,000	379,550	88,476	9,602,517
President and CEO	2008	1,041,667	0	1,829,068	1,655,000	1,213,210	0	318,619	6,057,564
	2007	1,000,000	0	2,482,892	907,500	1,700,000	179,277	323,240	6,592,859

Donald Allan, Jr.,	2009	350,000	0	804,639	178,650	420,000	0	33,500	1,786,789
Senior Vice President and CFO	2008	287,500	0	279,771	43,275	152,864	0	50,429	813,839

Jeffery D. Ansell,	2009	400,000	0	837,140	178,650	480,000	0	37,516	1,933,306
Senior Vice President & Group Executive, Construction & DIY	2008	391,666	0	382,096	86,550	290,800	0	70,666	1,221,778

Hubert W. Davis, Jr.,	2009	365,000	0	814,404	178,650	438,000	0	50,771	1,846,825
Senior Vice President & Chief Information Officer/SFS	2008 2007	360,000 351,250	0 0	384,926 500,337	115,400 181,500	258,413 346,800	0 0	118,332 103,410	1,237,071 1,483,297

James M. Loree,	2009	610,000	0	2,307,946	595,500	976,000	258,922	60,661	4,809,429
Executive Vice President and COO	2008 2007	605,000 580,000	0 0	1,053,760 1,483,229	288,500 605,000	562,929 788,800	0 165,883	159,925 163,149	2,670,114 3,786,061

Footnote to Column (a) of Summary Compensation Table

Mr. Allan was elected to serve as Vice President and Chief Financial Officer of the Company effective as of January 1, 2009. Messrs. Allan and Ansell were not included in the Summary Compensation Table for fiscal year 2007 and accordingly information on their 2007 compensation is not included.

Footnote to Column (e) of Summary Compensation Table

This column reflects the aggregate grant date fair value of all restricted stock units and performance awards granted during the fiscal years ended January 2, 2010, January 3, 2009, and December 29, 2007, respectively, in accordance with Financial Accounting Standards Board Codification Topic 718 – Stock Compensation. See footnote J of the Company’s report on Form 10-K for the applicable fiscal year for assumptions used in the valuation of these awards and related disclosures. The grant date fair value of performance award grants included in this column, assuming performance at maximum, for grants made in fiscal years 2009, 2008 and 2007, respectively, is as follows: Mr. Lundgren, $2,869,980/$2,791,166/$2,468,544; Mr. Allan, $382,641/$186,078; Mr. Ansell, $437,336/$390,728; Mr. Davis, $399,044/$396,388/$510,288; Mr. Loree, $1,111,561/$863,351/$1,282,281. The dollar amounts listed do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized by our named executive officers.

Footnote to Column (f) of Summary Compensation Table

This column reflects the aggregate grant date fair value of all stock options granted during the fiscal years ended January 2, 2010, January 3, 2009, and December 29, 2007, respectively, in accordance with Financial Accounting Standards Board Codification Topic 718—Stock Compensation. See footnote J of the Company’s report on Form 10-K for the applicable fiscal year for assumptions used in the valuation of these awards and related disclosures.

Footnote to Column (g) of Summary Compensation Table

The dollar amounts set forth in this column reflect incentive compensation earned pursuant to the Company’s MICP for the applicable fiscal year, which vested upon distribution in the first quarter of the immediately following calendar year.

Footnote to Column (h) of Summary Compensation Table

The following amounts included in this column are attributable to the following plans:

Increase in actuarial present value of Mr. Lundgren’s benefit under the CEO Make-Whole Retirement Arrangement for fiscal year 2009 – $379,550. See the footnote to Column (b) of Pension Benefits Table on page 33 for the assumptions used in making this calculation. For fiscal year 2008, there was no increase in actuarial present value of Mr. Lundgren’s benefit under the CEO Make-Whole Retirement Arrangement. For fiscal year 2007, the increase in actuarial present value of Mr. Lundgren’s benefit under the CEO Make-Whole Retirement Arrangement was $179,277.

Increase in actuarial present value of Mr. Loree’s benefit under The Stanley Works Supplemental Executive Retirement Plan for fiscal year 2009 – $258,922. See the footnote to Column (b) of Pension Benefits Table on page 33 for the assumptions used in making this calculation. For fiscal year 2008, there was no increase in actuarial present value of Mr. Loree’s benefit under The Stanley Works Supplemental Executive Retirement Plan. For fiscal year 2007, the increase in actuarial present value of Mr. Loree’s benefit under The Stanley Works Supplemental Executive Retirement Plan was $165,883.

Footnote to Column (i) of Summary Compensation Table

Consists of company contributions and allocations for Messrs. Lundgren, Allan, Ansell, Davis, and Loree under The Stanley Works Account Value Plan (matching and Cornerstone) and the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works (supplemental matching and supplemental Cornerstone) and life insurance premiums, car allowance, cost of financial planning services, cost of annual physical, and cost of a home security system as set forth in the table below. Certain contributions for Messrs. Lundgren and Loree will offset pension benefits as described on pages 33-34.

Name	Year	Defined Contribution Plans ($)	Insurance ($)	Car ($)	Financial Planning ($)	Annual Physical ($)	Home Security System ($)	Column (i) Total ($)
John F. Lundgren	2009	0	49,091	16,622	19,281	0	3,482	88,476
Donald Allan, Jr.	2009	6,800	8,700	18,000	0	0	0	33,500
Jeffery D. Ansell	2009	14,303	6,813	16,400	0	0	0	37,516
Hubert W. Davis, Jr.	2009	13,169	19,602	18,000	0	0	0	50,771
James M. Loree	2009	19,703	14,500	16,750	7,011	0	2,697	60,661

The Stanley Account Value Plan is a Section 401(k) retirement program that covers certain employees of the Company and its U.S. affiliates who are subject to the income tax laws of the United States. The Plan features two accounts: the “Choice Account” and the “Cornerstone Account.”

The Choice Account offers eligible participants the opportunity for tax-deferred savings and, with respect to certain funds, a choice of investment options. For each calendar year prior to 2009, the Company provided a 50% match on the first 7% of pay contributed by a participant on a pre-tax basis for the year. Annual pay and the amount of elective contributions are subject to limits set forth in the tax law. Participants are permitted to direct the investment of all funds credited to their Choice Accounts. Matching allocations to the Choice Accounts are 100% vested once a participant has completed three years of service, but are not vested prior to the completion of three years of service. As previously described, the Company had decided at the end of 2008 that matching allocations would not be made for at least calendar year 2009, but restored half of that match (i.e., a 25% match) retroactive to January 1, 2009 at the end of 2009 and fully reinstated matching contributions, at 2008 levels, effective January 1, 2010.

The Cornerstone Account provides a “core” retirement benefit for certain participants. This account is 100% funded by separate allocations that are not dependent on contributions by participants. These allocations were made for years prior to 2009 and will be made again in 2010. Effective June 2008, the Cornerstone Account became subject to a participant’s investment direction. The regular allocation to a participant’s Cornerstone Account for a calendar year is based on the participant’s age on the last day of the calendar year and the participant’s pay (subject to limits set forth in the tax law) for each calendar quarter during the year (with pay recognized for a calendar quarter only if the participant has employment status on the last day of the calendar quarter) as follows:

Age	Allocation Amount (% of Pay)
Less than 40	3%
40 - 54	5%
55 and older	9%

Allocations to the Cornerstone Account are 100% vested once a participant has completed three years of service and are not vested prior to the completion of three years of service. In addition, regardless of years of service, a participant will become 100% vested in the total value of both the Choice Account and the Cornerstone Account if, while the participant is employed by the Company, the participant reaches age 65 or becomes totally and permanently disabled or dies. If a participant dies while employed by the Company, the total value of the participant’s accounts will be payable to his or her beneficiary. As previously described, the Company decided that allocations to a Cornerstone Account would not be made for calendar year 2009; the Company reinstated Cornerstone allocations at 2008 levels effective January 1, 2010.

The CEO Make-Whole Retirement Arrangement and The Stanley Works Supplemental Executive Retirement Plan are described on pages 33-34 under the heading “Pension Benefits.” The Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works is described on pages 34-35 under the heading “Non-Qualified Defined Contribution and Deferred Compensation Plans.”

The amounts under the Column entitled “Financial Planning” for Messrs. Lundgren and Loree include reimbursement for taxes owed with respect to such benefit in the amounts of $8,281 and $3,011 respectively.

Grants of Plan Based Awards Table 2009 Grants

This table sets forth information concerning equity grants to the named executive officers during the fiscal year ended January 2, 2010 as well as the range of future payouts under non-equity incentive plans.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Closing Price at Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)		(l)
John F. Lundgren	April 22, 2009	525,000	1,050,000	2,100,000
	April 23, 2009				26,067	52,135	104,270					1,704,762
	April 23, 2009							65,037				2,160,854
	December 9, 2009							25,000				1,225,625
	December 9, 2009								75,000	49.03	49.32	893,250

Donald Allan, Jr.	April 22, 2009	105,000	210,000	420,000
	April 23, 2009				3,475	6,951	13,903					227,264
	April 23, 2009							10,000				332,250
	December 9, 2009							5,000				245,125
	December 9, 2009								15,000	49.03	49.32	178,650

Jeffery D. Ansell	April 22, 2009	120,000	240,000	480,000
	April 23, 2009				3,972	7,944	15,889					259,765
	April 23, 2009							10,000				332,250
	December 9, 2009							5,000				245,125
	December 9, 2009								15,000	49.03	49.32	178,650

Hubert W. Davis, Jr.	April 22, 2009	109,500	219,000	438,000
	April 23, 2009				3,624	7,249	14,498					237,029
	April 23, 2009							10,000				332,250
	December 9, 2009							5,000				245,125
	December 9, 2009								15,000	49.03	49.32	178,650

James M. Loree	April 22, 2009	244,000	488,000	976,000
	April 23, 2009				10,096	20,192	40,384					660,270
	April 23, 2009							25,000				830,625
	December 9, 2009							16,666				817,051
	December 9, 2009								50,000	49.03	49.32	595,500

Footnote to Columns (c), (d) and (e) of Grants of Plan-Based Awards Table

The amounts set forth in these columns are the threshold, target and maximum bonuses each of the named executive officers was eligible to receive pursuant to the Company’s MICP covering the period from April 5, 2009 through January 2, 2010. The bonuses earned, which were distributed during the first quarter of 2010 pursuant to the terms of the Plan, are set forth in Column (g) of the Summary Compensation Table.

Footnote to Columns (f), (g) and (h) of Grants of Plan-Based Awards Table

The performance awards identified in columns (f), (g) and (h) that were granted on April 23, 2009 cover a performance period that commenced April 5, 2009 (the first day of the Company’s second fiscal quarter 2009) and expires at the end of the Company’s 2011 fiscal year. Each performance award represents the right to receive the number of Company shares shown in the table, subject to the attainment of performance goals at the end of the performance period and continued employment. An award recipient must generally remain employed until the time of settlement of performance awards, but pro-rated awards will vest and be paid if the performance goals are met and the participant’s employment terminates as a result of retirement, death or disability. Thirty-five percent of the potential award is contingent on the achievement of earnings per share growth, forty percent is contingent on the achievement of return on capital employed, and twenty-five percent is contingent on total shareholder return.

The number of performance shares granted on April 23, 2009 that each executive would be eligible to receive, set forth in columns (f), (g) and (h), were determined by multiplying the executive’s base salary as of January 1, 2009 by the applicable performance factor, which ranged from 30-75% in the case of threshold performance, 60-150% in the case of target performance and 120-300% in the case of maximum performance, and dividing the resulting number by the average of the high and low price of Company stock on the date of grant. Unless the Compensation Committee otherwise determines, no shares will be issued in respect of a performance goal unless threshold performance is achieved for that goal and the number of shares to be issued will be pro-rated in the event performance falls between threshold and target or target and maximum performance.

Footnote to Column (i) of Grants of Plan-Based Awards Table

The restricted stock awards identified in this column are restricted stock units awarded on April 23, 2009 that will vest in two equal installments on the second and third anniversaries of the date of grant, an additional award made on April 23, 2009 of 15,037 restricted stock units to John Lundgren that will vest in four equal annual installments on the following four anniversaries of the date of grant, and restricted stock units awarded on December 9, 2009 that will vest in four equal annual installments on each of the following four anniversaries of the date of grant. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability.

Footnote to Column (j) of Grants of Plan-Based Awards Table

The stock options identified in this column are stock options granted on December 9, 2009 that will vest in four equal annual installments on each of the following four anniversaries of the date of grant. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability.

Footnote to Column (k) of Grants of Plan-Based Awards Table

All stock option grants were made pursuant to the Company’s 2009 Long Term Incentive Plan (the “2009 Plan”). The 2009 Plan, which has been approved by the Company’s shareholders, provides that the purchase price per share purchasable under an option shall not be less than the Fair Market Value of a share on the date of grant. The 2009 Plan defines the Fair Market Value of a share as the average of the high and low price of a share as quoted on the New York Stock Exchange Composite Tape on the date as of which fair market value is to be determined. The grant price may, therefore, be higher or lower than the closing price per share on the date of grant. The closing price per share on the date of grant is set forth in the column immediately adjacent to column (k).

Footnote to Column (l) of Grants of Plan-Based Awards Table

This column reflects the grant date fair value computed in accordance with FASB Codification Topic 718, Compensation—Stock Compensation of the stock option grants, restricted stock unit grants and performance awards identified in this table. See footnote J of the Company’s report on Form 10-K for assumptions used in the valuation of these awards and related disclosures. The grant date fair value of performance award grants included in this column, assuming performance at maximum, is as follows: Mr. Lundgren, $2,869,980; Mr. Allan, $382,641; Mr. Ansell, $437,336; Mr. Davis, $399,044; Mr. Loree, $1,111,561.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding stock options, option awards, and restricted stock unit awards held by the named executive officers on January 2, 2010.

	Option Awards					Stock Awards
Name	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
J. F. Lundgren	250,000	0	—	38.99	3/2/2014
	150,000	0	—	41.43	10/15/2014
	75,000	0	—	47.29	12/12/2015
	56,250	18,750	—	51.14	12/11/2016
	37,500	37,500	—	51.13	12/10/2017
	23,777	71,333	—	33.35	12/9/2018
		75,000	—	49.03	12/9/2019
						133,850	6,894,614
								10,000	515,100
								15,780	812,828
								26,067	1,342,711
D. Allan, Jr.	5,000	0	—	30.96	10/16/2012
	1,875	0	—	31.31	10/15/2013
	10,000	0	—	41.43	10/15/2014
	5000	0	—	47.20	12/13/2015
	5,625	1,875	—	51.14	12/11/2016
	7,500	7,500	—	51.13	12/10/2017
	5,000	15,000	—	33.35	12/9/2018
		15,000	—	49.03	12/9/2019
						21,544	1,109,731
								1,500	77,265
								1,052	54,189
								3,475	178,997
J. D. Ansell	10,000	0	—	30.96	10/16/2012
	15,000	0	—	31.31	10/15/2013
	5,000	0	—	41.43	10/15/2014
	3,750	0	—	47.20	12/13/2015
	7,500	2,500	—	51.14	12/11/2016
	7,500	7,500	—	51.13	12/10/2017
	6,250	18,750	—	33.35	12/9/2018
		15,000	—	49.03	12/9/2019
						41,700	2,147,967
								2,000	103,020
								2,210	113,837
								3,972	204,598

	Option Awards					Stock Awards
Name	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
H.W. Davis, Jr.	20,000	0	—	31.31	10/15/2013
	20,000	0	—	41.43	10/15/2014
	10,000	0	—	47.29	12/12/2015
	11,250	3,750	—	51.14	12/11/2016
	7,500	7,500	—	51.13	12/10/2017
	5,000	15,000	—	33.35	12/9/2018
		15,000	—	49.03	12/9/2019
						22,013	1,133,890
								2,000	103,020
								2,242	115,485
								3,624	186,672
J.M. Loree	50,000	0	—	39.00	10/18/2011
	50,000	0	—	31.31	10/15/2013
	50,000	0	—	41.43	10/15/2014
	25,000	0	—	47.29	12/12/2015
	18,750	6,250	—	51.14	12/11/2016
	12,500	12,500	—	51.13	12/10/2017
	15,850	47,550	—	33.35	12/9/2018
		50,000	—	49.03	12/9/2019
						60,346	2,147,967
								7,000	360,570
								4,882	251,472
								10,096	520,045

Footnote to column (c)

All of the options identified in column (c) expire 10 years from the date of grant; the grant date therefore can be determined by subtracting 10 years from the expiration date set forth in column (f). All of the option grants identified in column (c) that were made prior to October 15, 2003 vested in two installments: 50% vested on the third anniversary of the date of grant and 50% vested on the fifth anniversary of the date of grant. All of the options that were granted on or after October 15, 2003 vest in four equal annual installments on the first four anniversaries of the date of grant. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability.

Footnote to column (g)

The awards identified in this column are time vesting restricted stock units that had not yet vested.

With the exception of 20,000 restricted stock units granted to John Lundgren in December 2006 that will vest, subject to his continued employment, on December 11, 2011, 20,000 restricted stock units granted to Jeffrey Ansell on February 19, 2008 that will vest, subject to his continued employment, on February 19, 2011, and the restricted stock units granted to each of the named executive officers on April 23, 2009 identified in the Grants of Plan Based Awards Table, which will vest as described in the Footnote to column (i) of that table, the restricted stock units included in the totals set forth in this column were granted on December 11, 2006, December 10, 2007, December 9, 2008 and December 9, 2009 and vest in four equal annual installments beginning on the first anniversary of the date of grant. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability. The number of such restricted stock units granted to each of the executives that had not vested as of January 2, 2010 was as follows: Mr. Lundgren: 4,688/9,375/9,750/25,000; Mr. Allan 469/1,875/4,200/5,000; Mr. Ansell: 625/1,875/4,200/5,000; Mr. Davis: 938/1,875/4,200/5,000; and Mr. Loree: 1,563/3,125/13,992/16,666.

Footnote to column (i)

The awards identified in this column are performance awards for the 2008-2010 and April 5, 2009- fiscal year end 2011 performance periods and awards issued under the Special Bonus Program for the performance period that ended December 31, 2009. The awards for the performance periods ending at the end of fiscal years 2010 and 2011 vest upon distribution, which will occur during the first quarter of the fiscal year immediately following the performance period, following release of the Company’s financial statements. The Special Bonus Program Awards vest upon distribution, which will occur no later than the third quarter of 2010 provided the working capital performance goal is sustained. An award recipient must generally remain employed until the time of settlement of performance awards, but pro-rated awards will vest and be paid if the performance goals are met and the participant’s employment terminates as a result of retirement, death or disability.

Option Exercises and Stock Vested During 2009 Fiscal Year

The following table provides information concerning option exercises and shares vesting for each named executive officer during the Company’s 2009 fiscal year.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

(a)	(b)	(c)	(d)	(e)
J. F. Lundgren	0	0	24,107	1,058,953
D. Allan, Jr.	0	0	3,558	166,903
J. D. Ansell	0	0	4,550	199,849
H.W. Davis, Jr.	38,750	518,628	5,344	235,730
J. M. Loree	62,500	1,127,013	12,621	558,861

Footnote to column (d)

Shares acquired on vesting include both time-vesting RSUs and performance awards for the 2006-2008 performance period that vested upon distribution in March 2009.

Pension Benefits

The following table shows the present value of accumulated benefits payable to each of the named executive officers, including years of service credited, under the Company’s non-qualified defined benefit pension plans.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

(a)	(b)	(c)	(d)	(e)
J. F. Lundgren	CEO Make Whole Retirement Arrangement	6	790,348	0
	The Stanley Works Supplemental Executive Retirement Program	6	2,676,759	0
D. Allan, Jr.	—	—	—	—
J. D. Ansell	—	—	—	—
H. W. Davis, Jr.	—	—	—	—
J. M. Loree	The Stanley Works Supplemental Executive Retirement Program	10.5	1,336,003	0

Footnote to Column (b) of Pension Benefits Table

CEO Make-Whole Retirement Arrangement

In connection with Mr. Lundgren’s hiring in 2004, the Company agreed to keep Mr. Lundgren whole in respect of the supplemental retirement benefit he would have reasonably expected to have received from his prior employer had he continued his employment with his prior employer and had his compensation increased at the rate of 5% per year. The prior employer’s supplemental retirement benefit provides for a normal retirement benefit, calculated as a benefit payable annually for life, equal to 50% of the greater of the average of the highest cash compensation paid in the four consecutive years during the last ten years of employment or the average of the last four years of cash compensation (“Average Compensation”). For purposes of calculating the benefits he would have received from the prior employer, it was assumed that Mr. Lundgren’s 2003 compensation of $1,037,192 with his prior employer would have increased at the rate of 5% per year.

The supplemental retirement benefit payable by the Company to make Mr. Lundgren whole will be determined based on Mr. Lundgren’s Average Compensation upon retirement (i.e., $1,037,192 assuming a compound 5% annual increase), but will be reduced by 4% per year for each year by which Mr. Lundgren elects to receive the benefit prior to age 62. This make-whole benefit will be offset by any retirement benefits that Mr. Lundgren receives from his prior employer and by any retirement benefits that Mr. Lundgren accrues under the Company’s plans, including The Stanley Works Supplemental Executive Retirement Program, that do not represent his elective contributions (e.g., 401(k) plan contributions under the Stanley Account Value Plan or the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works) or his matching contributions under the Stanley Account Value Plan. For purposes of applying these offsets from the Company’s plans, accrued retirement benefits will be treated as payable at the time and in the form in which the supplemental make-whole benefit is paid. At age 62, Mr. Lundgren will first be eligible to receive a single life annuity of approximately $124,000 from his prior employer and this amount will be applied as an offset with respect to the make-whole benefit calculated as a life annuity payable after age 62.

The Stanley Works Supplemental Executive Retirement Program

The Stanley Works Supplemental Executive Retirement Plan provides benefits on a non-qualified basis to certain executive officers of the Company (“eligible employees”). An eligible employee becomes a participant in the plan upon the later of his 50th birthday or the completion of five years of service as an eligible employee (“pre-participation service”). Messrs. Lundgren, Loree and Mathieu are the only named executive officers who are eligible employees in this plan. Under this plan, a participant will be entitled to receive a supplemental retirement benefit, before offsets, based on the following formula: 3% of average pay for each of the first five years of service; plus 2% of average pay for each of the next 15 years of service; plus 1% of pay for each of the next five years of service. For this purpose, average pay is equal to one-third of the participant’s highest total pay (salary and management incentive pay) for any consecutive 36-month period. Prior to 2009, a participant’s benefit will be reduced by the following offsets: (a) Cornerstone Account benefits payable under the Stanley Account Value Plan and the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works; (b) Social Security retirement benefits (with such benefits being determined and the offset being made when the participant has attained the earliest age at which he or she could retire and receive Social Security benefits, if the participant has terminated employment before reaching such age); and (c) Company-sponsored long-term disability benefits. The Plan was amended, effective January 1, 2009, to comply with regulations enacted under section 409A of the Internal Revenue Code. As a result, effective January 1, 2009, the benefit will be reduced only by the Cornerstone Account benefits payable under the Stanley Account Value Plan and the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works. Benefits become vested after a participant reaches age 54 and completes five years of pre-participation service, and vested benefits will commence upon the participant’s termination of employment. Benefits will also become vested and commence if the participant becomes totally and permanently disabled after reaching age 50, or dies after reaching age 50. Benefits will be reduced by 0.167% for each month (i.e., 2% per year) that benefits commence prior to the participant’s attainment of age 60. The normal form of payment under the plan for a married participant is a 100% joint and survivor annuity with the participant’s spouse as the joint annuitant that is an actuarial equivalent of the plan benefit determined as single life annuity unless an election is made to receive an actuarial equivalent lump sum payment or the single life annuity. The normal form of payment under the plan for an unmarried participant is the plan benefit determined as a single life annuity unless either an election is made to receive an actuarial equivalent lump sum payment or the participant was formerly married, was to receive a 100% joint and survivor annuity with the former spouse and elects a 100% joint survivor annuity with another beneficiary.

Footnote to Column (d) of Pension Benefits Table

The present value of the accumulated benefit of each named executive officer is based on the following assumptions: (i) that Mr. Lundgren will receive benefits in a lump sum at the normal retirement age set forth in The Stanley Works Supplemental Executive Retirement Plan (age 60); (ii) that Mr. Loree will receive benefits in a lump sum at the normal retirement age set forth in The Stanley Works Supplemental Executive Retirement Plan (age 60); (iii) the individual will not die or withdraw funds before retirement; (iv) the 2010 PPA mortality table for annuitants and non-annuitants; (v) a discount rate of five and a half percent (5.50%); and (vi) an assumption that benefits will be paid in the form of a lump sum payment based on the terms of each plan and written elections made by participants. The accrued benefit in each case has continued to grow; the increase in the 2009 present value is attributed primarily to a lower assumed interest rate.

Non-Qualified Defined Contribution and Deferred Compensation Plans

Participants in the Company’s Management Incentive Compensation Plan (“MICP”), including its executive officers, may defer receipt of annual awards pursuant to the MICP, provided the election to defer receipt is made in the calendar year prior to grant of the award.

The following relates to the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works, a non-qualified defined contribution plan.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
J. F. Lundgren	0	0	105,138	0	720,483
D. Allan, Jr.	915	2,675	13,238	0	296,960
J. D. Ansell	52,211	10,178	73,179	0	301,954
H. W. Davis, Jr.	93,104	9,044	53,423	0	800,984
J. M. Loree	84,439	19,702	221,935	0	1,007,517

Footnote to column (a) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table

The compensation that may be deferred by employees and the amounts that may be credited to their accounts under the Stanley Account Value Plan, a tax-qualified 401(k) plan, are limited due to certain provisions of the Internal Revenue Code and the regulations. The Company maintains the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works to provide executive officers and certain other employees with benefits that may not be provided under the Stanley Account Value Plan.

Pursuant to the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works, an eligible employee may elect to defer a portion of his or her compensation to be credited to a supplemental employee contributions account. The total amount deferred under the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works, plus the amount the employee defers under the Stanley Account Value Plan, may not exceed 15% of his or her annual compensation. For this purpose, compensation includes salary, bonuses, foreign income earned as an employee of the Company, and amounts deferred or contributed at the election of the employee to the Stanley Account Value Plan or any other Company-sponsored plan under an arrangement described in Section 401(k) or 125 of the Internal Revenue Code. Matching allocations with respect to compensation that is deferred under the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works are credited to the employee’s supplemental employer contributions account. Such allocations for a year other than 2009, plus the matching allocations made for such a year other than 2009 to the employee’s matching contributions account under the Stanley Account Value Plan, may not exceed 3.5% of the employee’s annual compensation. With respect to 2009, the Company initially eliminated matching and Cornerstone Account allocations, but later restored half of the match retroactive to January 1, 2009. Effective January 1, 2010, matching and Cornerstone Account allocations were reinstated at 2008 levels. Matching allocations credited to the supplemental employer contributions account are 100% vested once a participant has completed three years of service and are not vested prior to the completion of three years of service. In addition, supplemental basic Cornerstone allocations may be made to an employee’s supplemental employer contributions account for a year other than 2009, based on compensation above the level recognized under the Stanley Account Value Plan.

Ordinarily, a participant receives a lump sum distribution of his or her total vested account balance under the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works when he or she terminates employment, becomes totally and permanently disabled, or retires, and his or her beneficiary receives a lump sum distribution of his or her total vested account balance upon his or her death. Loans and in-service withdrawals are not permitted. The vested account balance of Mr. Lundgren under the Supplemental Retirement and

Account Value Plan for Salaried Employees of The Stanley Works is required to be paid at the same time and in the same form as his benefit under the supplemental make-whole arrangement. The vested account balance of Mr. Loree under the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works is required to be paid at the same time and in the same form as his benefits under The Stanley Works Supplemental Executive Retirement Program.

Cornerstone allocations credited to an employee’s supplemental employer contributions account are 100% vested once the employee has completed three years of service, and are not vested prior to the completion of three years of service.

The Company also provides a supplemental Cornerstone allocation in years other than 2009 for certain participants in the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works that is in addition to the supplemental basic Cornerstone allocation. Supplemental Cornerstone allocations were discontinued effective January 1, 2009 and reinstated effective January 1, 2010. None of the Company’s named executive officers is eligible to receive this additional Cornerstone allocation.

Footnote to columns (b) and (c) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table

The executive contributions listed in column (b) are reported as compensation in column (c) of the Summary Compensation Table.

The company contributions listed in column (c) are reported as compensation in column (i) of the Summary Compensation Table.

Footnote to column (d) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table

Participants in the Supplemental Retirement and Account Value Plan for Salaried Employees of The Stanley Works may elect to have their account balances credited with notional earnings based on the performance of certain investment options made available to the participants under the plan. Participants may elect to change their investment elections at any time by contacting the Stanley Savings Center via telephone or Internet. During the plan year ended December 31, 2009, the accounts of the named executive officers under the plan were credited with earnings at the following rates, based on the investment options which they elected: the Stanley Stock Fund 49.73%; Short Term Investment Fund 0.63%; SSgA US TIPS 11.01%; SSgA S&P 500 Index Fund 26.38%; SSgA U.S. Total Market Index Fund 29.14%; SSgA International Index Fund 31.89%; SSgA Bond Market Index Fund 5.82%; and SSgA US Extended Market Index Fund 36.79%; LKCM Small Capital Equity Institutional Fund 32.03%; Dodge & Cox International Stock Fund 47.46%; BGI Target Retirement Income Fund 16.45%; BGI Target Retirement Fund 2015 19.98%; BGI Target Retirement Fund 2020 22.35%; BGI Target Retirement Fund 2025 24.83%; BGI Target Retirement Fund 2030 26.62%; BGI Target Retirement Fund 2035 28.63%; BGI Target Retirement Fund 2040 30.17%; BGI Target Retirement Fund 2045 31.64%; BGI Target Retirement Fund 2050 33.62%. The Company has not included any portion of the earnings listed in column (d) as compensation in the Summary Compensation Table.

Executive Officer Agreements

Agreement with John F. Lundgren, Director and Chief Executive Officer

In February of 2004, the Company entered into an employment agreement with Mr. Lundgren pursuant to which Mr. Lundgren agreed to serve as the Company’s Chairman and Chief Executive Officer. On December 10, 2008, the employment agreement was amended and restated primarily to comply with rules under Section 409A of the Internal Revenue Code of 1986, as amended, governing time and form of payments. The changes did not generally affect the scope or amount of benefits Mr. Lundgren was entitled to receive under the employment agreement. On November 2, 2009, the employment agreement was again amended and restated in connection with the Black & Decker Merger. Mr. Lundgren’s amended and restated agreement, which is on file as an exhibit to the Company’s Current Report on Form 8-K filed November 3, 2009, became effective upon completion of the Black & Decker Merger on March 12, 2010, at which time Mr. Lundgren’s position was changed to President, Chief Executive Officer and a Director of the Company.

As of January 2, 2010, Mr. Lundgren’s annual base salary was $1,050,000. As provided in the amended agreement, on March 12, 2010, Mr. Lundgren’s annual base salary was increased to $1,250,000 and on March 15, 2010 Mr. Lundgren received a special grant of 325,000 restricted stock units that vest in two equal installments on March 12, 2014 and March 12, 2015 (the “Merger RSUs”). Mr. Lundgren’s annual base salary is subject to review for increase at least annually and may not be decreased except pursuant to across-the-board salary decreases similarly affecting all senior Company executives. Pursuant to the terms of his agreement, Mr. Lundgren is entitled to participate in the MICP with an annual target bonus opportunity equal to 150% of his annual base salary, a threshold bonus opportunity equal to 75% of his annual base salary, and a maximum potential award equal to 300% of his annual base salary and to receive (a) annual performance awards with a target annual value (based on the full grant date value as determined for purposes of the Company’s financial reporting) equal to 300% of his annual base salary, with a threshold potential annual performance award equal to 150% of his annual base salary and a maximum potential annual performance award equal to 500% of his annual base salary, and (b) annual awards of options to purchase 150,000 shares of Company common stock. Mr. Lundgren also is entitled to participate in all employee benefit plans as are generally made available to the Company’s senior officers.

Under his employment agreement, if Mr. Lundgren’s employment is terminated by the Company without cause or if Mr. Lundgren terminates his employment as a result of a constructive termination of employment, (i) Mr. Lundgren will receive a lump sum in cash equal to two times his annual base salary and target annual bonus opportunity; (ii) the Merger RSUs will immediately vest; (iii) Mr. Lundgren and his eligible dependents will receive up to twenty-four months of continued health and welfare benefits coverage; (iv) Mr. Lundgren will receive a pro-rata target annual bonus in respect of the year in which the termination of employment occurs; and (v) Mr. Lundgren will be subject to a twenty-four month non-competition and non-solicitation covenant.

As a condition to receiving the payments described above, Mr. Lundgren is required to execute a general release of claims. In addition, upon termination of his employment, the Company will provide Mr. Lundgren with access to retiree medical coverage, at his cost, on the same terms and conditions as are generally made available to other retirees of the Company; provided, however, the Company is not required to provide such access if Mr. Lundgren’s employment is terminated for cause. For a discussion of the retirement provisions of the employment agreement, see “CEO Make-Whole Retirement Arrangement” discussed on page 33. See the “Termination Provisions Summary” table on page 40 for information regarding payments which would have become payable to Mr. Lundgren under the terms of his prior employment agreement if his employment had terminated effective January 2, 2010.

Agreement with James M. Loree, Executive Vice President and Chief Operating Officer

On November 2, 2009, in connection with the Black & Decker Merger, the Company entered into an employment agreement with James M. Loree, Executive Vice President and Chief Operating Officer of the Company. Pursuant to the terms of the agreement, on March 12, 2010, Mr. Loree’s annual base salary was set at $750,000 and on March 15, 2010, Mr. Loree received a special grant of 200,000 restricted stock units that vest in two equal installments on March 12, 2014 and March 12, 2015 (the “Merger RSUs”). Mr. Loree’s annual base salary is subject to review for increase at least annually and may not be decreased except pursuant to across-the-board salary decreases similarly affecting all senior Company executives. Pursuant to the terms of his agreement, Mr. Loree is entitled to participate in the MICP with an annual target bonus opportunity equal to 100% of his annual base salary, a threshold bonus opportunity equal to 50% of his annual base salary, and a maximum potential award equal to 200% of his annual base salary and to receive (a) annual performance awards with a target annual value (based on the full grant date value as determined for purposes of the Company’s financial reporting) equal to 250% of his annual base salary, with a threshold potential annual performance award equal to 125% of his annual base salary and a maximum potential annual performance award equal to 400% of his annual base salary, and (b) annual awards of options to purchase 100,000 shares of Company common stock. Mr. Loree also is entitled to participate in all employee benefit plans as are generally made available to the Company’s senior officers.

Under his employment agreement, if Mr. Loree’s employment is terminated by the Company without cause or if Mr. Loree terminates his employment as a result of a constructive termination of employment, the employment agreement provides that (i) Mr. Loree will receive a lump sum in cash equal to two times his annual base salary and target annual bonus opportunity; (ii) the Merger RSUs will immediately vest; (iii) Mr. Loree and his eligible dependents will receive up to twenty-four months of continued health and welfare benefits coverage; (iv) Mr. Loree will receive a pro-rata target annual bonus in respect of the year in which the termination of employment occurs; (v) Mr. Loree shall be deemed to have attained service through the greater of his actual age as of the date of termination and age 54 for all purposes (including vesting and benefit accrual) under the Supplemental Executive Retirement Plan and (v) Mr. Loree will be subject to a twenty-four month non-competition and non-solicitation covenant.

As a condition to receiving the payments described above, Mr. Loree is required to execute a general release of claims. In addition, upon termination of his employment, the Company will provide Mr. Loree with access to retiree medical coverage, at his cost, on the same terms and conditions as are generally made available to other retirees of the Company; provided, however, the Company is not required to provide such access if Mr. Loree’s employment is terminated for cause. See the “Termination Provisions Summary” table on page 43 for information regarding payments which would have become payable to Mr. Loree if his employment had terminated effective January 2, 2010, which was before his employment agreement became effective.

Agreement with Nolan D. Archibald, Executive Chairman

On November 2, 2009, in connection with the Black & Decker Merger, the Company entered into an agreement with Nolan D. Archibald, who was then the Chairman, President and Chief Executive Officer of Black & Decker. Under the terms of his agreement, which became effective on March 12, 2010, Mr. Archibald will serve as a member and Executive chairman of the Company’s Board of Directors and as an employee of the Company for a period of three years following the completion of the Black & Decker Merger. While Mr. Archibald is employed by the Company, he will receive an annual base salary of $1,500,000 and will be entitled to participate in the MICP, with an annual target bonus opportunity equal to $1,875,000. Pursuant to his employment agreement, on March 15, 2010, Mr. Archibald received a special grant of 1,000,000 stock options, which will vest in full on March 12, 2013. During the three years that Mr. Archibald is employed by the Company, Mr. Archibald also will be eligible to receive annual equity awards with an aggregate annual value (based on the full grant date value as determined for purposes of the Company’s financial reporting), equal to $6,650,000 and comprised (based on value) of 50% stock options and 50% restricted stock, restricted stock units or other full-share type awards. Mr. Archibald also will be eligible to receive a cost synergy bonus on March 12, 2013 based on the achievement of certain goals set forth in the following table.

Cost Synergy Level Attained	Bonus Amount
Less than $150 million	$0
$150 million	$0
$225 million	$15 million
$300 million	$30 million
$350 million	$45 million
More than $350 million	$45 million

For purposes of the cost synergy bonus, the Cost Synergy Level Attained means the annual run-rate of cost savings achieved by the company as of March 12, 2013 that are attributable to the Black & Decker Merger. The cost savings will be calculated on a pre-tax basis, applying generally accepted accounting principles and otherwise consistent with the methods of cost synergy measurements used in reports provided to the Board of Directors and included in the Company’s public filings. The calculation will not include any revenue synergies. To the extent the cost synergy level attained is between two values set forth in the table above, the cost synergy bonus will be determined by linear interpolation between the two corresponding cost synergy bonus amount values. In addition, each bonus amount set forth in the table above will be increased at an interest rate of 4.5% compounded annually over the three-year period beginning on March 12, 2010.

Mr. Archibald also is entitled to participate in all group welfare plans as are generally made available to the Company’s senior executives and all fringe benefit and perquisite programs as are generally made available to Mr. Lundgren. In addition, Mr. Archibald will remain entitled to receive certain perquisites and benefits that he had been receiving as of December 31, 2008 pursuant to his employment agreement with Black & Decker, including business and personal use of Black & Decker’s aircraft. The Company also will continue to honor certain of Mr. Archibald’s entitlements under his employment agreement with Black & Decker and other compensation plans or arrangements of Black & Decker, including (i) a payment of $3,750,000 in respect of Black & Decker’s executive annual incentive plan for the 2009 performance period (to the extent not previously paid by Black & Decker), (ii) a payment of $4,725,000 in respect of Black & Decker’s 2008 Executive Long Term Incentive/Retention Plan (to the extent not previously paid by Black & Decker), (iii) any amounts owed to Mr. Archibald under Black & Decker’s Supplemental Executive Retirement Plan, Supplemental Pension Plan

and Supplemental Retirement Savings Plan, (iv) retiree medical benefit coverage for Mr. Archibald and his spouse (to the extent Mr. Archibald is eligible to receive such benefit coverage upon his retirement under Black & Decker’s applicable plans) and (v) reimbursement of all legal fees and expenses Mr. Archibald incurs as a result of the application of Section 4999 of the Code to the payments and benefits under his agreement with the Company.

Pursuant to Mr. Archibald’s employment agreement with Black & Decker, upon completion of the Black & Decker Merger, he would have been entitled to a severance payment in the amount of $20,475,000, as well as a gross-up payment if he were to be subject to the excise tax imposed by Section 4999 of the Code, based on Mr. Archibald not becoming chairman, president and chief executive officer of the Company. Under the terms of Mr. Archibald’s agreement with the Company, however, Mr. Archibald agreed to waive his entitlement to the severance payment and the gross-up payment that would have been payable under the Black & Decker employment agreement upon completion of the Black & Decker Merger.

Under his agreement with the Company, if Mr. Archibald’s employment is terminated by the Company without cause or if Mr. Archibald terminates his employment as a result of a constructive termination of employment, (i) Mr. Archibald will receive the cost synergy bonus on March 12, 2013 (as if Mr. Archibald had remained continuously employed by the Company through such date and based on the actual Cost Synergy Level Attained as of March 12, 2013), (ii) all outstanding equity awards will immediately vest, (iii) Mr. Archibald and his eligible dependents will receive continued health and welfare benefits coverage until March 12, 2013 and (iv) Mr. Archibald will be subject to a non-competition covenant through March 12, 2013 and a twenty-four month non-solicitation covenant. As a condition to receiving the payments described above, Mr. Archibald is required to execute a general release of claims.

Termination and Change in Control Provisions

The Company has adopted a separation pay policy applicable to executive officers and certain other members of management pursuant to which the Company will provide separation pay upon a termination of employment that is permanent, involuntary, initiated by the Company through no fault of the affected employee, and is the direct result of a job elimination or combination with another position. The purpose of the policy is to help affected individuals transition to new employment without any loss in base compensation for a specified period. Pursuant to this policy, subject to adjustment, as required to comply with Section 409A of the Internal Revenue Code of 1986, as amended, a named executive officer who qualifies for separation pay under the policy would receive up to one year’s pay at his or her annual base salary at the date of termination, continued life, AD&D, medical, dental and vision insurance coverage through the end of the month in which he or she receives separation pay, provided he or she makes the necessary contributions, and would be allowed 180 days plus two calendar months to exercise any vested but unexercised stock options. Any employee who is at least 55 years of age and has at least 20 years of consecutive service with the Company at the time of termination also would be eligible to receive a special medical subsidy equal to 50% of normal COBRA costs for a maximum of 18 months. The separation pay policy would not apply to Messrs. Lundgren, Loree or Archibald, whose severance would be governed by the terms of their agreements as described above.

The Company’s 2006 Management Incentive Compensation Plan (“MICP”), its 1997, 2001 and 2009 Long Term Incentive Plans (the “1997 LTIP,” the “2001 LTIP,” the “2009 LTIP” or, collectively, “LTIPs”), and change in control severance agreements with each of Messrs. Lundgren, Allan, Ansell, Davis, and Loree and other senior officers of the Company (“Change in Control Agreements”) include provisions for the acceleration of payments and/or other benefits upon the occurrence of a “Change in Control.”

A Change in Control under the MICP, the LTIPs and the Change in Control Agreements is generally deemed to have occurred in any of the following circumstances: (i) subject to certain exceptions, a person is or becomes the beneficial owner of securities representing 25% or more of the combined voting power of the Company’s then outstanding securities; (ii) there is a change in the composition of the Board of Directors such that less than a majority of the members were elected, nominated or appointed by at least two thirds of the incumbent directors; (iii) consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity other than (a) a merger or consolidation where the voting securities of the Company continue to represent at least 50% of the combined voting power of the surviving entity or any parent thereof or (b) a merger or consolidation effected to implement a recapitalization of the Company in which no person is or becomes the beneficial owner of securities representing 25% or more of the combined voting power of the Company’s then outstanding securities; or (iv) the Company’s shareholders approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of its assets unless the shareholders of the Company own at least 50% of the acquiring entity in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Unless otherwise determined by the Compensation Committee at the time of grant of an award, upon the occurrence of a Change in Control of the Company, (i) participants under the MICP will be entitled to a pro rata portion of their award, assuming achievement of the applicable performance goal(s) at target levels and (ii) with respect to awards under the LTIPs, all options will become immediately exercisable in full and will remain outstanding for the remainder of their terms, all performance awards will become payable or distributable, pro rata, assuming achievement at target and all restrictions applicable to restricted stock and restricted stock units will immediately lapse.

The Company initially entered into a Change in Control Agreement with Mr. Lundgren when he commenced employment on March 1, 2004; with each of Messrs. Davis and Loree on May 9, 2003; and with Mr. Ansell on October 13, 2006. The Company entered into amended and restated Change in Control Agreements with each of the foregoing executives on December 10, 2008 in order to comply with the rules of Section 409A of the Internal Revenue Code, as amended. The changes reflected in the amended and restated Change in Control Agreements do not generally affect the scope or amount of benefits the respective executive officer would be entitled to receive. The Company entered into the amended and restated Change in Control Agreement with Mr. Allan on February 23, 2009. Prior to that date, Mr. Allan was a participant in the Company’s Special Severance Plan. The Form of Mr. Lundgren’s Change in Control Agreement is filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended January 3, 2009. The Form of Change in Control Agreement executed with Messrs. Allan, Ansell, Davis, and Loree is on file as an exhibit to the Company’s Annual Report on Form 10-K for the year ended January 3, 2009.

These agreements provide for a two year term, subject to recurring one year extensions unless 90 days’ advance notice is given not to extend the term. In addition, if a Change in Control occurs during the term, the term of each such agreement will not expire earlier than two years from the date of the Change in Control. In order to receive benefits under these agreements, an executive officer must incur a qualifying termination of employment during the term of the agreement. A qualifying termination of employment will generally occur if the executive officer’s employment is actually or constructively terminated within two years following a Change in Control.

The agreements provide for the following upon a qualifying termination: (i) a lump sum cash payment equal to 3 times (for Messrs. Lundgren and Loree) or 2.5 times (for Messrs. Allan, Ansell, and Davis) annual base salary; (ii) a cash payment equal to 3 times (for Messrs. Lundgren and Loree) or 2.5 times (for Messrs. Allan, Ansell, and Davis) average annual bonus over the 3 years prior to termination; (iii) continuation of certain benefits and perquisites for 3 years (for Messrs. Lundgren and Loree) or 2.5 years (for Messrs. Allan, Ansell, and Davis) (or, if shorter, until similar benefits are provided by the executive officer’s new employer); (iv) a payment reflecting the actuarial value of an additional 3 years (for Messrs. Lundgren and Loree) or 2.5 years (for Messrs. Allan, Ansell, and Davis) of service credit for retirement pension accrual purposes under any defined benefit or defined contribution plans maintained by the Company; and (v) outplacement services (with the cost to the Company capped at $50,000). The executive officers will also be entitled to receive additional payments to the extent necessary to compensate them for any excise taxes payable by them under the federal laws applicable to excess parachute payments.

Set forth at pages 40-43 are tables setting forth the dollar amounts that would have been payable at January 2, 2010 under the various termination scenarios applicable for each named executive officer. The figures set forth in the tables assume a stock price of $53.13, the highest reported sale price of a share of Company stock in the sixty (60) days preceding January 2, 2010, in calculating amounts payable in respect of RSUs and performance awards following a Change in Control, and $51.51, the closing price of Company common stock on December 31, 2009, which was the last business day of the Company’s 2009 fiscal year, in calculating all other amounts payable in respect of equity awards. The Company’s 2009 fiscal year ended on January 2, 2010.

TERMINATION PROVISIONS SUMMARY

John F. Lundgren

	Voluntary Resignation	Involuntary For Cause	Involuntary w/out Cause or Voluntary for Good Reason (no CIC)	Involuntary w/out Cause upon CIC	Disability	Death (Pre-retirement)	Retirement
Severance	0	0	4,200,000	8,163,200	0	0	0
Pro-rata bonus for year of termination	0	0	1,050,000	1,050,000	1,050,000	1,050,000	0
SERP/Retirement Plan	3,665,400	3,665,400	3,665,400	4,712,931	3,665,400	3,665,400	3,665,400
Supplemental Account Value Plan contributions	0	0	0	848,703	0	0	0
Executive benefits & perquisites	0	0	0	99,312	0	0	0
Post-termination life insurance	251,723	251,723	251,723	251,723	251,723	0	251,723
Post-termination health & welfare	0	0	30,227	45,341	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross up	0	0	0	5,828,124	0	0	0
Vesting of stock options	0	0	0	1,502,586	1,502,586	1,502,586	0
Vesting of restricted stock	0	0	0	7,111,424	6,894,588	6,894,588	0
Vesting of performance shares	0	0	0	3,087,289	2,332,280	2,332,280	0

TERMINATION PROVISIONS SUMMARY

Donald Allan, Jr.

	Voluntary Resignation	Involuntary For Cause	Involuntary w/out Cause or Voluntary for Good Reason (no CIC)	Involuntary w/out Cause upon CIC	Disability	Death (Pre-retirement)	Retirement
Severance	0	0	350,000	1,494,053	0	0	0
Pro-rata bonus for year of termination	0	0	420,000	210,000	420,000	420,000	0
SERP/Retirement Plan	0	0	0	0	0	0	0
Supplemental Account Value Plan contributions	0	0	0	54,370	0	0	0
Executive benefits & perquisites	0	0	0	72,500	0	0	0
Post-termination life insurance	0	0	8,700	21,750	0	0	0
Post-termination health & welfare	0	0	10,808	27,020	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross up	0	0	0	1,007,611	0	0	0
Vesting of stock options	0	0	0	313,144	313,144	313,144	0
Vesting of restricted stock	0	0	0	1,144,619	1,109,719	1,109,719	0
Vesting of performance shares	0	0	0	309,066	247,102	247,102	0

TERMINATION PROVISIONS SUMMARY

Jeffery D. Ansell

	Voluntary Resignation	Involuntary For Cause	Involuntary w/out Cause or Voluntary for Good Reason (no CIC)	Involuntary w/out Cause upon CIC	Disability	Death (Pre-retirement)	Retirement
Severance	0	0	400,000	1,817,333	0	0	0
Pro-rata bonus for year of termination	0	0	480,000	240,000	480,000	480,000	0
SERP/Retirement Plan	0	0	0	0	0	0	0
Supplemental Account Value Plan contributions	0	0	0	112,255	0	0	0
Executive benefits & perquisites	0	0	0	68,500	0	0	0
Post-termination life insurance	0	0	6,813	17,033	0	0	0
Post-termination health & welfare	0	0	18,384	45,959	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross up	0	0	0	1,268,771	0	0	0
Vesting of stock options	0	0	0	381,475	381,475	381,475	0
Vesting of restricted stock	0	0	0	2,215,521	2,147,967	2,147,967	0
Vesting of performance shares	0	0	0	523,923	366,450	366,450	0

TERMINATION PROVISIONS SUMMARY

Hubert W. Davis, Jr.

	Voluntary Resignation	Involuntary For Cause	Involuntary w/out Cause or Voluntary for Good Reason (no CIC)	Involuntary w/out Cause upon CIC	Disability	Death (Pre-retirement)	Retirement
Severance	0	0	365,000	1,781,844	0	0	0
Pro-rata bonus for year of termination	0	0	438,000	219,000	438,000	438,000	0
SERP/Retirement Plan	0	0	0	0	0	0	0
Supplemental Account Value Plan contributions	0	0	0	194,816	0	0	0
Executive benefits & perquisites	0	0	0	72,500	0	0	0
Post-termination life insurance	55,645	55,645	55,645	55,645	55,645	0	55,645
Post-termination health & welfare	0	0	14,786	36,965	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross up	0	0	0	0	0	0	0
Vesting of stock options	0	0	0	313,838	313,838	313,838	0
Vesting of restricted stock	0	0	0	1,169,524	1,133,864	1,133,864	0
Vesting of performance shares	0	0	0	510,361	358,916	358,916	0

TERMINATION PROVISIONS SUMMARY

James M. Loree

	Voluntary Resignation	Involuntary For Cause	Involuntary w/out Cause or Voluntary for Good Reason (no CIC)	Involuntary w/out Cause upon CIC	Disability	Death (Pre-retirement)	Retirement
Severance	0	0	610,000	3,996,125	0	0	0
Pro-rata bonus for year of termination	0	0	976,000	488,000	976,000	976,000	0
SERP/Retirement Plan	0	0	0	2,682,535	1,983,845	1,983,845	0
Supplemental Account Value Plan contributions	0	0	0	299,096	0	0	0
Executive benefits & perquisites	0	0	0	97,341	0	0	0
Post-termination life insurance	0	0	14,500	43,500	0	0	0
Post-termination health & welfare	0	0	17,761	53,283	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross up	0	0	0	0	0	0	0
Vesting of stock options	0	0	0	994,571	994,571	994,571	0
Vesting of restricted stock	0	0	0	3,206,183	3,108,422	3,108,422	0
Vesting of performance shares	0	0	0	1,260,775	979,617	979,617	0

Footnotes to Termination Provision Summary Tables

The Company’s MICP provides that, upon an occurrence of a change in control, payments will be made on a pro rata basis, assuming performance at target, as discussed above. The Company’s MICP provides that in the case of termination that is involuntary without cause or voluntary for good reason and termination in the event of disability, death or retirement, payments will be made on a pro rata basis based on actual performance. Mr. Lundgren’s employment agreement as in effect as of January 2, 2010, provides that in the case of termination that is involuntary without cause or voluntary for good reason and termination in the event of disability, death or retirement, bonus payments will be made on a pro rata basis assuming performance at target.

Under the terms of his employment agreement in effect as of January 2, 2010, as well as under the terms of his new employment agreement, if the Company terminates Mr. Lundgren’s employment for any reason other than cause, death or disability, or Mr. Lundgren terminates his employment without good reason, the Company will provide Mr. Lundgren and his eligible dependents with life, disability, health, and accident insurance at his cost immediately prior to his termination until the earlier of 24 months from the date of termination or Mr. Lundgren’s employment by a new employer.

Under the terms of the Change in Control Severance Agreements between the Company and Messrs. Lundgren, Ansell, Davis and Loree, these executives would be entitled to life, disability, health and accident insurance coverage for a period of 3 years (for Messrs. Lundgren and Loree) or 2.5 years (for Messrs. Allan, Ansell, and Davis) upon a termination without cause following a Change in Control. The estimated value of these benefits includes the product of the annual premiums for fully-insured plans and the equivalent costs for self-insured plans paid by the Company for life, health and accident insurance coverage for these executives during 2009 multiplied by the appropriate period of time.

Due to age and length of service, Mr. Davis would be entitled to a lump sum final payment for life insurance upon termination of employment for any reason per the policy provisions.

Executive Benefits and Perquisites include the current maximum annual allowance for each executive for financial planning services, the cost incurred by the Company for use of the car the executive is currently using, subject to the limits established by the Company as to the amount it will pay in any year, and an estimate of $2,000/per year as the cost of annual physicals.

The value attributable to the vesting of performance shares has been determined assuming performance at target for terminations following a change in control, consistent with the Award terms. For termination upon retirement, death or disability, the award provisions specify that distributions would be made, pro rata, at the time awards are otherwise distributed based on the Company’s actual performance for the performance period. The calculations assumed full distributions would be made for the Special Bonus Program, as the performance objectives for that program had been met by the end of 2009 and the bonuses will be paid in July if the working capital objective is sustained. No awards were distributed for the 2007-2009 performance period, as the performance goals were not met; the calculations therefore do not include any value for these awards. It is not possible to project with any accuracy the distributions that would be made for the 2008-2010 and the 2009-2011 performance periods. The calculations with respect to distributions upon retirement, death or disability therefore are based on performance at target for the 2008-2010 and 2009-2011 performance periods.

Director Compensation

The Corporate Governance Committee is responsible for recommending compensation programs for our non-employee directors to our Board of Directors. Accordingly, the Chairman of the Corporate Governance Committee annually collects market data regarding director compensation and reviews that data with the Corporate Governance Committee. The Corporate Governance Committee then considers whether, in light of that data, any changes in the amount or manner in which the Company compensates its independent directors is appropriate, and provides its recommendation to the full Board. The Company’s executive officers do not determine or recommend the amount or form of director compensation and the Corporate Governance Committee has not delegated its responsibility to recommend director compensation. See the discussion on pages 11-12 under the heading “Compensation” for a description of the compensation provided to the non-employee directors of the Company.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
John G. Breen	85,000	65,840	0	0	0	0	150,840
Patrick D. Campbell	75,000	65,840	0	0	0	0	140,840
Carlos M. Cardoso	75,000	65,840	0	0	0	0	140,840
Virgis W. Colbert	85,000	65,840	0	0	0	0	150,840
Robert B. Coutts	75,000	65,840	0	0	0	0	140,840
Eileen S. Kraus	85,000	65,840	0	0	0	0	150,840
Marianne M. Parrs	75,000	65,840	0	0	0	0	140,840
Lawrence A. Zimmerman	85,000	65,840	0	0	0	0	150,840

Footnote to Column (c) of Director Compensation Table:

The amount set forth in column (c) reflects the grant date fair value of 2,000 restricted share based grants, which must be settled in cash, with dividend equivalent rights that were granted to each director on April 23, 2009. The dollar amount associated with all outstanding restricted stock unit and stock option awards recognized for financial statement reporting purposes for the fiscal year ended January 2, 2010 in accordance with Financial Accounting Standards Board Codification Topic 718—Stock Compensation was $526,720. See footnote J of the Company’s report on Form 10-K for assumptions used in the valuation of these awards and related disclosures.

Prior to 2004, the Company made grants of stock options to directors pursuant to the Company’s Stock Option Plan for Non-Employee Directors. That plan expired in September 2004 and a Restricted Stock Unit Plan for Non-Employee Directors was adopted in April 2004. Commencing in 2004, directors have received restricted share based grants which must be settled in cash and have not received grants of stock options. The aggregate number of stock awards and the aggregate number of option awards outstanding at fiscal year end for each director is as follows:

Name	Aggregate Stock-Related Awards Outstanding (#)	Aggregate Option Awards Outstanding (#)
J. G. Breen	11,500	3,000
P. D. Campbell	2,000	0
C. M. Cardoso	4,000	0
V. W. Colbert	11,500	2,318
R. B. Coutts	4,000	0
E. S. Kraus	11,500	13,500
M. M. Parrs	4,000	0
L. A. Zimmerman	8,000	0

ITEM 2—APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The second item of business to be considered is the approval of an independent registered public accounting firm for the 2010 fiscal year. Subject to the action of the shareholders at the Annual Meeting, the Board of Directors, on recommendation of the Audit Committee, has appointed Ernst & Young LLP, certified public accountants (Ernst & Young), as the independent registered public accounting firm to audit the financial statements of the Company for the current fiscal year. In the event the shareholders fail to ratify the appointment, the Audit Committee will consider it a direction to consider other auditors for the subsequent year. Because it is difficult and not cost effective to make any change in independent registered public accounting firms so far into the year, the appointment of Ernst & Young would probably be continued for 2010, unless the Audit Committee or the Board of Directors finds additional good reason for making an immediate change. Ernst & Young and predecessor firms have been the Company’s auditors for the last 66 years. Representatives of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR approving Ernst & Young LLP as independent registered public accounting firm for the year 2010.

Fees of Independent Auditors

General.    In addition to retaining Ernst & Young to audit the Company’s consolidated financial statements for 2009, the Company retained Ernst & Young and other accounting and consulting firms to provide advisory, auditing and consulting services in 2009. The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by Ernst & Young. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally subject to a specific budget. The Audit Committee may delegate pre-approval authority to one or more of its members. Ernst & Young and management are required to periodically report to the full Audit Committee regarding the extent of services provided by Ernst & Young in accordance with the Audit Committee’s policies. All of the fees paid to Ernst & Young under the categories “audit-related,” “tax services,” and “other services” were pre-approved by the Audit Committee. The aggregate fees billed to the Company by Ernst & Young for professional services in 2008 and 2009 were as follows:

Audit Fees.    The aggregate fees billed by Ernst & Young to the Company for professional services rendered for the audit of the Company’s annual financial statements, reviews of the financial statements included in the Company’s Forms 10-Q, and services rendered in connection with statutory audits for 2008 and 2009 were $6,953,516 and $6,970,045 respectively.

Audit Related Fees.    The aggregate fees billed by Ernst & Young to the Company in 2008 and 2009 for professional services rendered for assurance and related services that are reasonably related to the performance of the audit of the Company’s annual financial statements were $11,000 and $0 respectively. Audit related services generally include fees for audits of companies acquired and sold, pension audits, accounting related consultations, and filings with the Securities and Exchange Commission.

Tax Fees.    The aggregate fees billed by Ernst & Young to the Company in 2008 and 2009 for professional services rendered for tax compliance, tax advice and tax planning were $3,186,560 and $4,098,565 respectively. Tax services include domestic and foreign tax compliance and consulting.

All Other Fees.    There were no fees billed by Ernst & Young to the Company for services rendered by Ernst & Young, other than for audit services, audit related services and tax services in either 2008 or 2009.

VOTING INFORMATION

Only shareholders of record as of April 15, 2010 are entitled to vote

The Company has only one class of shares outstanding. Only shareholders of record at the close of business on April 15, 2010, as shown in our records, will be entitled to vote, or to grant proxies to vote, at the Annual Meeting. On the record date, 159,776,753 shares of common stock, $2.50 par value, were outstanding and entitled to vote. On all matters voted upon at the Annual Meeting and any adjournment or postponement thereof, the holders of the common stock vote together as a single class, with each record holder of common stock entitled to one vote per share.

A majority of the votes entitled to be cast on a matter must be represented for a vote to be taken

In order to have a quorum, a majority of the votes entitled to be cast on a matter must be represented in person or by proxy at the Annual Meeting. If a quorum is not present, a majority of shares that are represented may postpone the meeting.

Vote required for approval

As long as holders representing at least a majority of the outstanding shares of Company common stock outstanding as of April 15, 2010 are present at the Annual Meeting in person or by proxy, the proposal to appoint Ernst & Young LLP as independent auditors for the year 2010 will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast against that proposal. Directors will be elected by a plurality of votes cast at the Annual Meeting, provided that a quorum is present.

Voting your shares registered in your name or held in “street name”

The Board of Directors of the Company is soliciting proxies from the shareholders of the Company. This will give you the opportunity to vote at the Annual Meeting. When you deliver a valid proxy, the shares represented by that proxy will be voted in accordance with your instructions.

Shareholders of record may vote by any one of the following methods:

(1)	CALL 1-800-652-8683 from the US or Canada (this call is toll free) to vote by telephone anytime up to 7:00 a.m. EDT on May 20, 2010, and follow the instructions provided in the recorded message.

(2)	GO TO THE WEBSITE: www.investorvote.com to vote over the Internet anytime up to 7:00 a.m. EDT on May 20, 2010, and follow the instructions provided on that site.

(3)	COMPLETE, SIGN, DATE AND MAIL your proxy card in the enclosed postage-prepaid envelope. Your proxy card must be received by Computershare Investor Services, LLC, the Company’s transfer agent, prior to the commencement of the Annual Meeting at 9:30 a.m. EDT, on May 20, 2010, unless you attend the meeting, in which event you may deliver your proxy card, or vote by ballot, at the meeting. If you are voting by telephone or by the Internet, please do not return your proxy card.

If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares.

Voting your shares held in the Stanley Account Value (401(k)) Plan

If you hold shares in the Company through the Stanley Account Value 401(k) Plan (the “Stanley 401(k) Plan”), you can instruct the trustee, The Bank of New York Mellon Corporation, in a confidential manner, how to vote the shares allocated to you in the Stanley 401(k) Plan by one of the following three methods:

(1)	CALL 1-800-652-8683 from the US or Canada (this call is toll free) to vote by telephone anytime up to 7:00 a.m. EDT on May 18, 2010, and follow the instructions provided in the recorded message.

(2)	GO TO THE WEBSITE: www.investorvote.com to vote over the Internet anytime up to 7:00 a.m. EDT on May 18, 2010, and follow the instructions provided on that site.

(3)	MARK, SIGN, DATE AND MAIL your instruction card in the enclosed postage-prepaid envelope. Your instruction card must be received by Computershare Investor Services, LLC, the Company’s transfer agent, no later than 7:00 a.m. EDT on May 18, 2010, to ensure that the trustee of the 401(k) Plan is able to vote the shares allocated to you in accordance with your wishes at the Annual Meeting.

In addition, because only the trustee of the Stanley 401(k) Plan can vote the shares allocated to you, you will not be able to vote your 401(k) shares personally at the Annual Meeting. Please note that the trust agreement governing the Stanley 401(k) Plan provides that if the trustee does not receive your voting instructions, the trustee will vote your allocated shares in the same proportion as it votes the allocated shares for which instructions are received from participants and beneficiaries of deceased participants. The trust agreement also provides that unallocated shares are to be voted by the trustee in the same proportion as it votes allocated shares for which instructions are received from participants and beneficiaries of deceased participants. Therefore, by providing voting instructions with respect to your allocated shares, you will in effect be providing instructions with respect to a portion of the unallocated shares and a portion of the allocated shares for which instructions were not provided as well. Voting of the Stanley 401(k) Plan shares by the trustee is subject to federal pension laws, which require the trustee to act as a fiduciary for Stanley 401(k) Plan participants and beneficiaries in deciding how to vote the shares. Therefore, irrespective of these voting provisions, it is possible that the trustee may decide to vote allocated shares for which it does not receive instructions (as well as unallocated shares) in a manner other than on a proportionate basis if it believes that proportionate voting would violate applicable law. The only way to ensure that the trustee votes shares allocated to you in the Stanley 401(k) Plan in accordance with your wishes is to provide instructions to the trustee in the manner set forth above.

If you are a participant (or beneficiary of a deceased participant) in the Stanley 401(k) Plan and you also own other shares of common stock outside of your Stanley 401(k) Plan account, you should receive a voting card for shares credited to your account in the Stanley 401(k) Plan, a separate proxy card if you are a record holder of additional shares of Company common stock, and a voting instruction card if you hold additional shares of Company common stock through a broker, bank or other nominee. You must vote shares that you hold as a shareholder of record, shares that you hold through a broker, bank or other nominee and shares that are allocated to your Stanley 401(k) Plan account separately in accordance with each of the proxy cards and voting instruction cards you receive with respect to your shares of Company common stock in order to ensure that all of your shares are voted in accordance with your wishes.

Voting your shares held in the Black & Decker 401(k) Plan

If you hold shares in the Company through the Black & Decker 401(k) Plan, you can instruct the trustee, T. Rowe Price Trust Company, in a confidential manner, how to vote the shares allocated to you in the Black & Decker 401(k) Plan by one of the following methods:

•	CALL 1-800-652-8683 from the US or Canada (this call is toll free) to vote by telephone anytime up to 7:00 a.m. EDT on May 18, 2010, and follow the instructions provided in the recorded message;

•	GO TO THE WEB SITE: www.investorvote.com to vote over the Internet anytime up to 7:00 a.m. EDT on May 18, 2010 and follow the instructions provided on that site; or

•

MARK, SIGN, DATE AND MAIL your instruction card to the address indicated on your instruction card. Your instruction card must be received by Computershare Investor Services, LLC, the Company’s transfer agent, no later than 7:00 a.m. EDT on May 18, 2010, to ensure that the trustee of the Black & Decker 401(k) Plan is able to vote the shares allocated to you in accordance with your wishes.

In addition, because only the trustee of the Black & Decker 401(k) Plan can vote the shares allocated to you, you will not be able to vote your Black & Decker 401(k) Plan shares personally at the Annual Meeting. Please note that the trust agreement governing the Black & Decker 401(k) Plan provides that if the trustee does not receive your voting instructions, the trustee will vote your shares in the same proportion as it votes the shares for which instructions are received from participants and beneficiaries of deceased participants. Therefore, by providing voting instructions with respect to your shares, you will in effect be providing instructions with respect to a portion of the shares for which instructions were not provided as well. Voting of the Black & Decker 401(k) Plan shares by the trustee is subject to federal pension laws, which require the trustee to act as a fiduciary for Black & Decker 401(k) Plan participants in deciding how to vote the shares. Therefore, it is possible that the trustee may vote shares for which it does not receive instructions in a manner other than on a proportionate basis if it believes that proportionate voting would violate applicable law. The only way to ensure that the trustee votes your shares in the Black & Decker 401(k) Plan in accordance with your wishes is to provide instructions to the trustee in the manner set forth above.

If you are a participant (or a beneficiary of a deceased participant) in the Black & Decker 401(k) Plan and you also own other shares of Company common stock outside of your Black & Decker 401(k) Plan account, you should receive a voting instruction card for shares credited to your account in the Black & Decker 401(k) Plan, and a separate proxy card if you are a record holder of additional shares of Company common stock, or voting instruction card if you hold additional shares of Company common stock through a broker, bank or other nominee. You must vote shares that you hold as a stockholder of record, shares that you hold through a broker, bank or other nominee and shares that are allocated to your Black & Decker 401(k) Plan account separately in accordance with each of the proxy cards and voting instruction cards you receive with respect to your shares of Company common stock in order to ensure that all of your shares are voted in accordance with your wishes.

Changing your vote by revoking your proxy

If you have shares registered in your own name:

If you are a registered holder, there are three ways in which you may revoke your proxy and change your vote:

•

First, you may send a written notice to the Company’s transfer agent, Computershare Investor Services, LLC at 7600 Grant Street, Burr Ridge, IL 60527-7275, stating that you would like to revoke your proxy. This notice must be received prior to commencement of the Annual Meeting at 9:30 a.m. on May 20, 2010.

•

Second, you may complete and submit a new later-dated proxy by any of the three methods described above under “Voting your shares registered in your name or held in ‘street name.’” The latest dated proxy actually received by the Company in accordance with the instructions for voting set forth in this proxy statement prior to the Annual Meeting will be the one that is counted, and all earlier proxies will be revoked.

•	Third, you may attend the Annual Meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy. You must vote in person at the meeting to revoke your proxy.

If a broker holds your shares in “street name”:

If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change or revoke your proxy with respect to those shares.

If you are a Stanley 401(k) Plan holder:

There are two ways in which you may revoke your instructions to the trustee and change your vote with respect to voting the shares allocated to you in the Stanley 401(k) Plan:

•

First, you may send a written notice to the Company’s transfer agent, Computershare Investor Services, LLC at 7600 Grant Street, Burr Ridge, IL 60527-7275, stating that you would like to revoke your instructions to The Bank of New York Mellon Corporation, the trustee for the Stanley 401(k) Plan. This written notice must be received no later than 7:00 a.m. EDT on May 18, 2010, in order to revoke your prior instructions.

•

Second, you may submit new voting instructions under any one of the three methods described above under “Voting your shares held in the Stanley Account Value (401(k)) Plan.” The latest dated instructions actually received by Bank of New York Mellon, the trustee for the Stanley 401(k) Plan, in accordance with the instructions for voting set forth in this proxy statement, will be the ones that are counted, and all earlier instructions will be revoked.

If you are a Black & Decker 401(k) Plan holder:

There are two ways in which you may revoke your instructions to the trustee and change your vote with respect to voting the shares allocated to you in the Black & Decker 401(k) Plan:

•

First, you may send a written notice to the Company’s transfer agent, Computershare Investor Services, LLC at 7600 Grant Street, Burr Ridge, IL 60527-7275, stating that you would like to revoke your instructions to T. Rowe Price Trust Company, the trustee for the Black & Decker 401(k) Plan. This written notice must be received no later than 7:00 a.m. EDT on May 18, 2010, in order to revoke your prior instructions.

•

Second, you may submit new voting instructions under any one of the three methods described above under “—Shares Held in the Black & Decker 401(k) Plan”. The latest dated instructions actually received by T. Rowe Price Trust Company, the trustee for the Black & Decker 401(k) Plan, in accordance with the instructions for voting set forth in this proxy statement, will be the instructions that are followed, and all earlier instructions will be revoked.

How proxies are counted

Shares of the common stock represented by proxies received by the Company (whether through the return of the enclosed proxy card, telephone or over the Internet), where the shareholder has specified his or her choice with respect to the proposals described in this Proxy Statement (including the election of directors), will be voted in accordance with the specification(s) so made. If your proxy is properly executed but does not contain voting instructions, or if you vote via telephone or the Internet without indicating how you want to vote with respect to any item, your shares will be voted “FOR” the election of all nominees for the Board of Directors and “FOR” the ratification of the appointment of Ernst & Young LLP as auditors of the Company’s financial statements for the 2010 fiscal year.

A valid proxy also gives the individuals named as proxies authority to vote in their discretion when voting the shares on any other matters that are properly presented for action at the Annual Meeting.

A properly executed proxy marked ABSTAIN will not be voted. However, it may be counted to determine whether there is a quorum present at the Annual Meeting.

If the shares you own are held in “street name” by a broker or other nominee entity and you provide instructions to the broker or nominee as to how to vote your shares, your broker or other nominee entity, as the record holder of your shares, is required to vote your shares according to your instructions. Under the New York

Stock Exchange rules, certain proposals, such as the ratification of the appointment of the Company’s independent auditors, are considered “routine” matters and brokers and other nominee entities generally may vote on such matters on behalf of beneficial owners who have not furnished voting instructions. For “non- routine” matters, such as the election of directors, brokers and other nominee entities may not vote on such matters unless they have received voting instructions from the beneficial owner. A “broker non-vote” occurs when a broker or other nominee entity does not vote on a particular proposal because it does not have authority under the New York Stock Exchange rules to vote on that particular proposal without receiving voting instructions from the beneficial owner.

Broker non-votes will not be counted with respect to the matters to be acted upon but will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

If you hold shares in the Company through the Stanley Account Value (401(k)) Plan, please note that the trust agreement governing the 401(k) Plan provides that if the trustee does not receive your voting instructions, the trustee will vote your allocated shares in the same proportion as it votes the allocated shares for which instructions are received from participants and beneficiaries of deceased participants. The trust agreement also provides that unallocated shares are to be voted by the trustee in the same proportion as it votes allocated shares for which instructions are received from participants and beneficiaries of deceased participants. Therefore, by providing voting instructions with respect to your allocated shares, you will in effect be providing instructions with respect to a portion of the unallocated shares and a portion of the allocated shares for which instructions were not provided as well. Voting of the 401(k) Plan shares by the trustee is subject to federal pension laws, which require the trustee to act as a fiduciary for 401(k) Plan participants and beneficiaries in deciding how to vote the shares. Therefore, irrespective of these voting provisions, it is possible that the trustee may decide to vote allocated shares for which it does not receive instructions (as well as unallocated shares) in a manner other than on a proportionate basis if it believes that proportionate voting would violate applicable law. The only way to ensure that the trustee votes shares allocated to you in the 401(k) Plan in accordance with your wishes is to provide instructions to the trustee in the manner set forth above.

If you hold shares in the Company through the Black & Decker 401(k) Plan, please note that the trust agreement governing the Black & Decker 401(k) Plan provides that if the trustee does not receive your voting instructions, the trustee will vote your shares in the same proportion as it votes the shares for which instructions are received from participants and beneficiaries of deceased participants. Therefore, by providing voting instructions with respect to your shares, you will in effect be providing instructions with respect to a portion of the shares for which instructions were not provided as well. Voting of the Black & Decker 401(k) Plan shares by the trustee is subject to federal pension laws, which require the trustee to act as a fiduciary for Black & Decker 401(k) Plan participants and beneficiaries in deciding how to vote the shares. Therefore, irrespective of these voting provisions, it is possible that the trustee may vote shares for which it does not receive instructions in a manner other than on a proportionate basis if it believes that proportionate voting would violate applicable law. The only way to ensure that the trustee votes your shares in the Black & Decker 401(k) Plan in accordance with your wishes is to provide instructions to the trustee in the manner set forth above.

Confidential voting

All proxies, ballots and tabulations of shareholders will be kept confidential, except where mandated by law and other limited circumstances.

For participants in the Stanley 401(k) Plan, your instructions to the trustee on how to vote the shares allocated to you under the Stanley 401(k) Plan will be kept confidential.

For participants in the Black & Decker 401(k) Plan, your instructions to the trustee on how to vote your shares under the Black & Decker 401(k) Plan will be kept confidential.

Solicitation of Proxies

Your proxy is solicited on behalf of the Board of Directors. The Company will pay all of the expenses of the solicitation. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of the Company, who will receive no additional compensation therefore. The Company has retained D.F. King & Co. to aid in the solicitation of proxies; the Company expects the additional expense of D.F. King’s assistance to be approximately $12,000. The Company also will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners. The Company will, upon request, reimburse these institutions for their reasonable expenses in sending proxies and proxy material to beneficial owners. A copy of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission for its latest fiscal year is available without charge to shareholders at the Company’s website at www.stanleyblackanddecker.com or upon written request to Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations.

Shareholder proposals for the 2011 Annual Meeting

Shareholder proposals, submitted pursuant to Rule 14a-8 of the Exchange Act, intended to be presented at the Company’s 2011 Annual Meeting must be received by the Secretary not later than December 27, 2010 for inclusion in the proxy statement and form of proxy relating to such meeting. A shareholder who otherwise intends to present business at the Company’s 2011 Annual Meeting must comply with the Company’s bylaws, which state, among other things, that to properly bring business before an annual meeting, a shareholder must give notice to the Secretary in proper written form not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the date on which the proxy statement was first mailed relating to the immediately preceding Annual Meeting of shareholders. Thus, a notice of a shareholder proposal for the 2011 Annual Meeting, submitted other than pursuant to Rule 14a-8, will not be timely if received by the Secretary before December 27, 2010 or after January 26, 2011.

Questions

If you have questions about this proxy solicitation or voting, please call the Company’s proxy solicitor, D.F. King & Co., Inc. at tel. (800) 735-3107 or write to them at 48 Wall Street, New York, New York, 10005, or write to us at Office of the Secretary, 1000 Stanley Drive, New Britain, Connecticut 06053.

For the Board of Directors

BRUCE H. BEATT

Secretary

Directions to the Annual Meeting of Shareholders of Stanley Black & Decker, Inc.

THE STANLEY CENTER FOR LEARNING AND INNOVATION

1000 Stanley Drive

New Britain, Connecticut 06053

FROM NEW YORK STATE, DANBURY,

WATERBURY VIA I-84 EAST:

Exit #37 (Fienemann Road).

Right at stop light at end of ramp.

Right at first stop light onto Slater Road.

Approximately 1 mile to entrance for Mountain

View Corporate Park (Stanley Drive). Right into

entrance, follow driveway to The Stanley Center.

FROM MASSACHUSETTS OR BRADLEY

AIRPORT VIA I-91 SOUTH TO I-84 WEST:

Exit #37 (Fienemann Road).

Right at stop light at end of ramp.

Right at second stop light onto Slater Road.

Approximately 1 mile to entrance for Mountain

View Corporate Park (Stanley Drive). Right into

entrance, follow driveway to The Stanley Center.

SPRING LANE
HYDE RD.
FARMINGTON
FARMINGTON AVE.
NEW BRITAIN AVE.
TO WATERBURY
COOKE ST.
MAIN ST.
PLAINVILLE
MAIN ST.
Reservoir Rd.
High St.
FARMINGTON AVE.
Waterville Rd.
WEST MAIN ST.
SLATER RD.
MOUNTAIN RD.
CORBIN AVE.
BIRDSEYE RD.
Stanley Works
World Headquarters
WHQ
MOUNTAIN VIEW
CORPORATE PARK
PENDMANN RD.
BURRITT ST.
OSGOOD AVE
MYRTLE ST.
CORBIN AVE.
BERLIN
LEXINGTON ST.
FARMINGTON AVE.
BATTERSON PARK ROAD
84 East
TO HARTFORD
NEW BRITAIN
ALLEN ST.
ELM ST.
STANLEY ST.
EAST MAIN ST.
EAST ST.
84
72

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	Validation details in title bar below.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+
01 - Nolan D. Archibald	☐	☐	02 - John G. Breen	☐	☐	03 - George W. Buckley	☐	☐

04 - Virgis W. Colbert	☐	☐	05 - Manuel A. Fernandez	☐	☐	06 -Benjamin H. Griswold, IV	☐	☐

07 - Anthony Luiso	☐	☐	08 - John F. Lundgren	☐	☐	09 - Robert L. Ryan	☐	☐

	For	Against	Abstain

2. To approve Ernst & Young LLP as independent auditors for the year 2010.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian, please give full title. If signer is a partnership, please sign in partnership name by authorized person. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Electronic Voting Instructions

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED IN THE TITLE BAR IN THE FRONT OF THIS PROXY CARD.

Proxies submitted by the Internet or telephone must be received by 7:00 a.m., Eastern Time, on May 20, 2010.

Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.

Vote by telephone

  • Call toll free 1-800-652-VOTE (8683) within the USA,

    US territories & Canada any time on a touch tone

    telephone. There is NO CHARGE to you for the call.

  • Follow the instructions provided by the recorded message.

If you vote by telephone or the Internet, please do NOT mail back this proxy card.
Proxies submitted by mail must be received by 9:30 a.m., Eastern Time, on May 20, 2010.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Stanley Black & Decker, Inc.

Proxy for Annual Meeting of Shareholders

May 20, 2010

Solicited on behalf of the Board of Directors

The shareholder(s) of Stanley Black & Decker, Inc. appoint(s) John G. Breen, Eileen S. Kraus, and John F. Lundgren or any of them, proxies, each with full power of substitution, to vote all shares of common stock of Stanley Black & Decker, Inc. held of record in the name(s) of the undersigned at the annual meeting of shareholders to be held at The Stanley Center for Learning & Innovation, 1000 Stanley Drive, New Britain, Connecticut 06053 on May 20, 2010 at 9:30 a.m., and any adjournments or postponements thereof, with all powers the shareholder(s) would possess if personally present. The shareholder(s) hereby revoke(s) any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR REGISTER YOUR VOTE IMMEDIATELY VIA PHONE OR INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2010: THIS PROXY CARD TOGETHER WITH THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE BY CLICKING ON “SEC FILINGS” UNDER THE INVESTOR SECTION OF THE COMPANY’S WEBSITE (www.stanleyblackanddecker.com).

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+
01 - Nolan D. Archibald	☐	☐	02 - John G. Breen	☐	☐	03 - George W. Buckley	☐	☐

04 - Virgis W. Colbert	☐	☐	05 - Manuel A. Fernandez	☐	☐	06 - Benjamin H. Griswold, IV	☐	☐

07 - Anthony Luiso	☐	☐	08 - John F. Lundgren	☐	☐	09 - Robert L. Ryan	☐	☐

	For	Against	Abstain

2. To approve Ernst & Young LLP as independent auditors for the year 2010.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian, please give full title. If signer is a partnership, please sign in partnership name by authorized person. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Stanley Black & Decker, Inc.

Proxy for Annual Meeting of Shareholders

May 20, 2010

Solicited on behalf of the Board of Directors

The shareholder(s) of Stanley Black & Decker, Inc. appoint(s) John G. Breen, Eileen S. Kraus, and John F. Lundgren or any of them, proxies, each with full power of substitution, to vote all shares of common stock of Stanley Black & Decker, Inc. held of record in the name(s) of the undersigned at the annual meeting of shareholders to be held at The Stanley Center for Learning & Innovation, 1000 Stanley Drive, New Britain, Connecticut 06053 on May 20, 2010 at 9:30 a.m., and any adjournments or postponements thereof, with all powers the shareholder(s) would possess if personally present. The shareholder(s) hereby revoke(s) any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2010: THIS PROXY CARD TOGETHER WITH THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE BY CLICKING ON “SEC FILINGS” UNDER THE INVESTOR SECTION OF THE COMPANY’S WEBSITE (www.stanleyblackanddecker.com).

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	Validation details in title bar below.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Confidentiality - your instructions to the trustee on how to vote the shares allocated to you under the 401(k) Plan will be kept confidential.

I hereby instruct The Bank of New York Mellon Corporation, as trustee of the Stanley Account Value (401(k)) Plan, to vote the shares allocated to my account under that Plan as follows:

+
A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold
01 - Nolan D. Archibald	☐	☐	02 - John G. Breen	☐	☐	03 - George W. Buckley	☐	☐

04 - Virgis W. Colbert	☐	☐	05 - Manuel A. Fernandez	☐	☐	06 - Benjamin H. Griswold, IV	☐	☐

07 - Anthony Luiso	☐	☐	08 - John F. Lundgren	☐	☐	09 - Robert L. Ryan	☐	☐

	For	Against	Abstain

2. To approve Ernst & Young LLP as independent auditors for the year 2010.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian, please give full title. If signer is a partnership, please sign in partnership name by authorized person. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Electronic Voting Instructions

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED IN THE TITLE BAR IN THE FRONT OF THIS PROXY CARD.

Proxies submitted by the Internet or telephone must be received by 7:00 a.m., Eastern Time, on May 18, 2010.

Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.

Vote by telephone

•      Call toll free 1-800-652-VOTE (8683) within the USA,

US territories & Canada any time on a touch tone

telephone. There is NO CHARGE to you for the call.

•      Follow the instructions provided by the recorded message.

If you vote by telephone or the Internet, please do NOT mail back this proxy card.

Proxies submitted by mail must be received by 7:00 a.m., Eastern Time, on May 18, 2010.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Stanley Black & Decker, Inc.

Proxy for Annual Meeting of Shareholders

May 20, 2010

Solicited on behalf of the Board of Directors

This constitutes your instruction to The Bank of New York Mellon Corporation as trustee under the Stanley Account Value (401(k)) Plan to vote all shares of common stock of Stanley Black & Decker, Inc. held in the plan for which you may give voting instructions at the annual meeting of shareholders to be held at the Stanley Center for Learning & Innovation, 1000 Stanley Drive, New Britain, Connecticut 06053 on May 20, 2010 at 9:30 a.m. and any adjournments or postponements thereof, as specified on the reverse side hereof. You hereby revoke any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED BY THE TRUSTEE OF THE STANLEY ACCOUNT VALUE (401(k)) PLAN IN ACCORDANCE WITH CERTAIN PROCEDURES. SEE “VOTING INFORMATION – VOTING YOUR SHARES HELD IN THE STANLEY ACCOUNT VALUE (401(k)) PLAN” IN THE PROXY STATEMENT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR REGISTER YOUR VOTE IMMEDIATELY VIA PHONE OR INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2010: THIS PROXY CARD TOGETHER WITH THE PROXY STATEMENT ARE AVAILABLE FREE OF CHARGE BY CLICKING ON “SEC FILINGS” UNDER THE INVESTOR SECTION OF THE COMPANY’S WEBSITE (www.stanleyblackanddecker.com).

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	Validation details in title bar below.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Confidentiality - your instructions to the trustee on how to vote the shares allocated to you under the 401(k) Plan will be kept confidential.

I hereby instruct T. Rowe Price Trust Company, as trustee of the Black & Decker 401K Plan, to vote the shares allocated to my account under that Plan as follows:

+
A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold

01 - Nolan D. Archibald	☐	☐	02 - John G. Breen	☐	☐	03 - George W. Buckley	☐	☐

04 - Virgis W. Colbert	☐	☐	05 - Manuel A. Fernandez	☐	☐	06 - Benjamin H. Griswold, IV	☐	☐

07 - Anthony Luiso	☐	☐	08 - John F. Lundgren	☐	☐	09 - Robert L. Ryan	☐	☐

For Against Abstain
2. To approve Ernst & Young LLP as independent auditors for the year 2010.			☐ ☐ ☐

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian, please give full title. If signer is a partnership, please sign in partnership name by authorized person. If signer is a corporation, please sign full corporate name by duly authorized office, give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Electronic Voting Instructions

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED IN THE TITLE BAR IN THE FRONT OF THIS PROXY CARD.

Proxies submitted by the Internet or telephone must be received by 7:00 a.m., Eastern Time, on May 18, 2010.

Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.

Vote by telephone

•       Call toll free 1-800-652-VOTE (8683) within the USA,

US territories & Canada any time on a touch tone

telephone. There is NO CHARGE to you for the call.

•       Follow the instructions provided by the recorded message.

If you vote by telephone or the Internet, please do NOT mail back this proxy card.

Proxies submitted by mail must be received by 7:00 a.m., Eastern Time, on May 18, 2010.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Stanley Black & Decker, Inc.

Proxy for Annual Meeting of Shareholders

May 20, 2010

Solicited on behalf of the Board of Directors

This constitutes your instruction to T. Rowe Price Trust Company the trustee of the Black & Decker 401(k) Plan to vote all shares of common stock of Stanley Black & Decker, Inc. held in the plan for which you may give voting instructions at the annual meeting of shareholders to be held at the Stanley Center for Learning & Innovation, 1000 Stanley Drive, New Britain, Connecticut 06053 on May 20, 2010 at 9:30 a.m. and any adjournments or postponements thereof, as specified on the reverse side hereof. You hereby revoke any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED BY THE TRUSTEE OF THE BLACK & DECKER 401(k) PLAN IN ACCORDANCE WITH CERTAIN PROCEDURES. SEE “VOTING INFORMATION – SHARES HELD IN THE BLACK & DECKER 401(k) PLAN” IN THE PROXY STATEMENT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR REGISTER YOUR VOTE IMMEDIATELY VIA PHONE OR INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2010: THIS PROXY CARD TOGETHER WITH THE PROXY STATEMENT ARE AVAILABLE FREE OF CHARGE BY CLICKING ON “SEC FILINGS” UNDER THE INVESTOR SECTION OF THE COMPANY’S WEBSITE (www.stanleyblackanddecker.com).